                                                                                                     EXECUTION COPY

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                                   as Depositor

                                                        and

                                             WILMINGTON TRUST COMPANY

                                                 as Owner Trustee

                                     _________________________________________

                                       AMENDED AND RESTATED TRUST AGREEMENT

                                             Dated as of July 28, 2006

                                    __________________________________________

                                       Home Equity Loan-Backed Certificates,
                                                 Series 2006-HSA4

                                                 Table of Contents

Section                                                                                                       Page
                                                ARTICLE 1
                                               Definitions

Section 1.01.         Definitions................................................................................1
Section 1.02.         Other Definitional Provisions..............................................................1

                                                ARTICLE II
                                               Organization

                                               ARTICLE III
                            Conveyance Of The Home Equity Loans; Certificates

                                                ARTICLE IV
                                  Authority And Duties Of Owner Trustee

Section 4.06.         Prior Notice To Certificateholders and The Credit Enhancer With Respect To Certain

                                                ARTICLE V
                                        Application Of Trust Funds

                                                ARTICLE VI
                                       Concerning The Owner Trustee

                                               ARTICLE VII
                                      Compensation Of Owner Trustee

Section 7.01.         Owner Trustee's Fees And Expenses.........................................................22
Section 7.02.         Indemnification...........................................................................22

                                               ARTICLE VIII
                                      Termination of Trust Agreement

Section 8.01.         Termination of Trust Agreement............................................................23

                                                ARTICLE IX
                          Successor Owner Trustees and Additional Owner Trustees

                                                ARTICLE X
                                              Miscellaneous

Signatures

EXHIBIT

Exhibit A - ......Form of Class SB Certificate                                                   A-1
Exhibit B - ......Certificate of Trust of Home Equity Loan Trust 2006-HSA4                       B-1
Exhibit C - ......Form of 144A Investment Representation                                         C-1
Exhibit D - ......Form of Investor Representation Letter                                         D-1
Exhibit E -  .....Form of Transferor Representation Letter                                       E-1
Exhibit F - ......Form of Certificate of Non-Foreign Status                                      F-1
Exhibit G - ......Form of ERISA Representation Letter                                            G-1
Exhibit H - Form of Representation Letter                                                        H-1

         This Amended and Restated Trust  Agreement,  dated as of July 28, 2006 (as amended from time to time, this
"Trust  Agreement"),  between  RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES  II,  INC.,  a Delaware  corporation,  as depositor (the  "Depositor") and WILMINGTON TRUST COMPANY,  a Delaware banking  corporation,  as owner trustee (the
"Owner Trustee"),

                                                 WITNESSETH THAT:

         WHEREAS,  the Depositor and the Owner Trustee  entered into a trust  agreement  dated as of July 26, 2006, in connection with the formation of a Delaware statutory trust (the "Original Trust Agreement"); and

         WHEREAS, the Depositor and the Owner Trustee wish to amend and restate the Original Trust Agreement.

         NOW,  THEREFORE,  in consideration of the mutual agreements herein contained,  the Depositor and the Owner
Trustee agree as follows:

                                                     ARTICLE I

                                                    Definitions

         Section 1.01.     Definitions.  For all purposes of this Trust  Agreement,  except as otherwise  expressly provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined herein shall have the  meanings  assigned to such terms in Appendix A to the  Indenture  dated July 28, 2006 (the  "Indenture"), between Home Equity  Loan Trust 2006-HSA4,  as issuer,  and JPMorgan Chase Bank,  N.A., as indenture  trustee.  All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02.     Other Definitional Provisions.

         (a)      All terms  defined  in this Trust  Agreement  shall have the  defined  meanings  when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b)      As used in this Trust  Agreement  and in any  certificate  or other  document  made or  delivered pursuant  hereto or thereto,  accounting  terms not defined in this Trust  Agreement or in any such  certificate or other document,  and accounting  terms partly defined in this Trust  Agreement or in any such  certificate or other document to the extent not defined,  shall have the  respective  meanings  given to them under  generally  accepted accounting  principles.  To the extent that the  definitions of accounting  terms in this Trust Agreement or in any such  certificate  or other  document are  inconsistent  with the meanings of such terms under  generally  accepted accounting  principles,  the  definitions  contained in this Trust  Agreement or in any such  certificate  or other document shall control.

         (c)      The words  "hereof,"  "herein,"  "hereunder"  and words of similar import when used in this Trust
Agreement  shall  refer to this  Trust  Agreement  as a whole and not to any  particular  provision  of this  Trust
Agreement;  Article,  Section and Exhibit references  contained in this Trust Agreement are references to Articles,
Sections and Exhibits in or to this Trust Agreement unless  otherwise  specified;  the term "including"  shall mean
"including without limitation"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

         (d)      The  definitions  contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (e)      Any  agreement,  instrument  or statute  defined or  referred to herein or in any  instrument  or certificate  delivered in  connection  herewith  means such  agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case of  agreements  or  instruments)  references  to all attachments  thereto  and  instruments  incorporated  therein;  references  to a Person  are also to its  permitted successors and assigns.

                                                    ARTICLE II

                                                   Organization

         Section 2.01.     Name.  The trust  created  hereby  (the  "Trust")  shall be known as "Home  Equity  Loan
Trust  2006-HSA4,"  in which name the Owner  Trustee  may  conduct  the  business  of the Trust,  make and  execute contracts and other instruments on behalf of the Trust and sue and be sued.

         Section 2.02.     Office.  The  office  of the  Trust  shall  be in  care  of  the  Owner  Trustee  at the
Corporate  Trust Office or at such other address in Delaware as the Owner  Trustee may designate by written  notice to the Certificateholders, the Credit Enhancer and the Depositor.

         Section 2.03.     Purposes  and  Powers.  The  purpose  of  the  Trust  is  to  engage  in  the  following activities:

         (a)      to issue  the Notes  pursuant  to the  Indenture  and the  Certificates  pursuant  to this  Trust
Agreement and to sell the Notes and the Certificates;

         (b)      to purchase  the Home Equity  Loans and to pay the  organizational,  start-up  and  transactional expenses of the Trust;

         (c)      to assign,  grant,  transfer,  pledge and convey the Home Equity Loans  pursuant to the Indenture and to hold,  manage and  distribute  to the  Certificateholders  pursuant to Section  5.01 any portion of the Home
Equity Loans released from the Lien of, and remitted to the Trust pursuant to the Indenture;

         (d)      to enter  into and  perform  its  obligations  under the Basic  Documents  to which it is to be a party;

         (e)      to engage in those activities,  including entering into agreements, that are necessary,  suitable or convenient to accomplish  the foregoing or are incidental  thereto or connected  therewith,  including,  without limitation, to accept additional contributions of equity that are not subject to the Lien of the Indenture; and

         (f)      subject to  compliance  with the Basic  Documents,  to engage in such other  activities as may be required  in  connection  with  conservation  of the Owner  Trust  Estate  and the making of  distributions  to the
Certificateholders and the Noteholders.

The Trust is  hereby  authorized  to  engage  in the  foregoing  activities.  The  Trust  shall  not  engage in any activity  other than in connection  with the foregoing or other than as required or authorized by the terms of this
Trust   Agreement  or  the  Basic   Documents   while  any  Note  is   outstanding   without  the  consent  of  the
Certificateholders  of  Certificates   evidencing  a  majority  of  the  Certificate  Percentage  Interest  of  the
Certificates,  the Noteholders of Notes  representing a majority of the aggregate  Security  Balances of the Notes, the Credit Enhancer and the Indenture Trustee.

         Section 2.04.     Appointment  of Owner  Trustee.  The  Depositor  hereby  appoints  the Owner  Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         Section 2.05.     Initial  Capital  Contribution  of Owner  Trust  Estate.  The  Depositor  hereby  sells, assigns,  transfers,  conveys and sets over to the Trust,  as of the date hereof,  the sum of $1. In  consideration of the delivery by the Owner Trustee,  on behalf of the Trust,  of the Securities to the Depositor or its designee, upon the order of the Depositor,  the Owner Trustee hereby acknowledges receipt in trust from the Depositor,  as of the Closing Date, and  concurrently  with the execution and delivery  hereof,  the Depositor does hereby  transfer, assign,  set over and  otherwise  convey to the  Trust,  without  recourse,  but  subject  to the  other  terms and provisions  of this Trust  Agreement,  all of the right,  title and  interest of the  Depositor in and to the Owner
Trust  Estate.  The  foregoing  transfer,  assignment,  set over and  conveyance  does not, and is not intended to, result in a creation or an  assumption  by the Trust of any  obligation  of the  Depositor  or any other  Person in connection  with the Trust Estate or under any agreement or instrument  relating  thereto,  except as  specifically set forth herein.

         The Owner Trustee, on behalf of the Trust,  acknowledges the conveyance to the Trust by the Depositor,  as of the Closing  Date, of the Owner Trust  Estate,  including all right,  title and interest of the Depositor in and to the Owner Trust Estate.  Concurrently with such conveyance and in exchange  therefor,  the Trust has pledged the
Trust Estate to the Indenture  Trustee and has executed the  Certificates  and the Notes and caused them to be duly authenticated and delivered.

         Section 2.06.     Declaration  of Trust.  The Owner Trustee  hereby  declares that it shall hold the Owner
Trust  Estate  in trust  upon and  subject  to the  conditions  set forth  herein  for the use and  benefit  of the
Certificateholders,  subject to the  obligations  of the Trust under the Basic  Documents.  It is the  intention of the parties  hereto that the Trust  constitute a statutory  trust under the  Statutory  Trust Statute and that this
Trust  Agreement  constitute  the governing  instrument of such statutory  trust.  Effective as of the date hereof, the Owner  Trustee  shall have all rights,  powers and duties set forth herein and in the  Statutory  Trust Statute with respect to  accomplishing  the purposes of the Trust.  It is the intention of the parties hereto that,  solely for  federal,  state and local  income and  franchise  tax  purposes,  the Trust shall be treated as a  disregarded entity while it is wholly owned by a single  person or entity,  with the Home Equity Loans being  treated as assets of the single person or entity,  and the Notes being debt of the entity and the provisions of this Trust  Agreement shall be  interpreted  to further  this  intention.  It is the  intention  of the  parties  hereto  that solely for federal,  state and local income and franchise tax purposes,  for so long as 100% of the Class SB Certificates  are held by a single  person or entity,  the Trust  shall be treated as a  disregarded  entity,  with the Trust  Estate being  treated as assets of the single  person or entity,  and the Notes being  treated as debt of the entity,  and the provisions of this Trust  Agreement  shall be interpreted  to further this  intention.  If more than one person owns the Class SB  Certificates,  then it is the intention of the parties  hereto,  that solely for federal,  state and local income and franchise tax purposes the Owner Trust shall be treated as a  partnership,  with the assets of the partnership being the Trust Estate the partners of the partnership being the  Certificateholders  and the Notes being debt of the  partnership  and the  provisions of this Trust  Agreement  shall be  interpreted to further this intention.  The parties agree that,  unless otherwise  required by appropriate tax  authorities,  the Owner Trustee will file or cause to be filed  annual or other  necessary  returns,  reports  and other  forms as  provided by the original  Certificateholder  consistent  with the  characterization  of the Trust as an entity  wholly owned by the
Depositor or an affiliate  thereof,  or if two or more persons own the Certificates,  as a partnership for such tax purposes and as provided by such holders of Certificates.

         Section 2.07.     Liability  of the Holders of the  Certificates.  The Holders of the  Certificates  shall be liable for any entity level taxes imposed on the Trust.

         Section 2.08.     Title to Trust  Property.  Legal title to the Owner Trust  Estate shall be vested at all times in the Trust as a separate  legal entity except where  applicable law in any  jurisdiction  requires title to any part of the Owner Trust  Estate to be vested in a trustee or  trustees,  in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         Section 2.09.     Situs of Trust.  The Trust will be located and  administered  in the State of  Delaware.
All bank  accounts  maintained  by the  Owner  Trustee  on behalf of the  Trust  shall be  located  in the State of
Delaware  or the State of New York.  The Trust  shall not have any  employees  in any state  other  than  Delaware;
provided,  however,  that nothing herein shall restrict or prohibit the Owner Trustee from having  employees within or without the State of Delaware or taking  actions  outside the State of Delaware in order to comply with  Section
2.03.  Payments  will be  received  by the Trust only in Delaware  or New York,  and  payments  will be made by the
Trust only from  Delaware  or New York.  The only  office of the Trust  will be at the  Corporate  Trust  Office in
Delaware.

         Section 2.10.     Representations  and Warranties of the Depositor.  The Depositor  hereby  represents and warrants to the Owner Trustee that:

                  (a)      The Depositor is duly  organized and validly  existing as a corporation in good standing under the laws of the State of Delaware,  with power and  authority to own its  properties  and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (b)      The  Depositor  is duly  qualified  to do  business  as a  foreign  corporation  in good standing  and has  obtained  all  necessary  licenses  and  approvals  in all  jurisdictions  in which the ownership or lease of its property or the conduct of its business  shall require such  qualifications  and in which the  failure to so qualify  would have a material  adverse  effect on the  business,  properties, assets or condition  (financial  or other) of the  Depositor  and the ability of the  Depositor to perform under this Trust Agreement.

                  (c)      The Depositor  has the power and  authority to execute and deliver this Trust  Agreement and to carry out its terms;  the  Depositor  has full power and  authority to sell and assign the property to be sold and assigned to and  deposited  with the Trust as part of the Trust and the  Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary  corporate  action;  and the execution,  delivery and  performance of this Trust  Agreement have been duly  authorized by the Depositor by all necessary corporate action.

                  (d)      The  consummation  of the  transactions  contemplated  by this Trust  Agreement  and the fulfillment  of the terms hereof do not conflict with,  result in any material  breach of any of the terms and provisions of, or constitute  (with or without notice or lapse of time) a material  default under, the articles of  incorporation  or bylaws of the  Depositor,  or any  material  indenture,  agreement or other instrument  to which the  Depositor  is a party or by which it is bound;  nor  result in the  creation  or imposition of any Lien upon any of its properties  pursuant to the terms of any such indenture,  agreement or other instrument (other than pursuant to the Basic  Documents);  nor violate any law or, to the best of the Depositor's  knowledge,  any order, rule or regulation  applicable to the Depositor of any court or of any federal or state regulatory body,  administrative agency or other governmental  instrumentality having jurisdiction over the Depositor or its properties.

         Section 2.11.     Payment  of Trust  Fees.  The Owner  Trustee  shall pay the  Trust's  fees and  expenses incurred with respect to the performance of the Trust's duties under the Indenture.

                                                    ARTICLE III

                                 Conveyance of the Home Equity Loans; Certificates

         Section 3.01.     Conveyance  of the Home Equity Loans.  The  Depositor,  concurrently  with the execution and delivery hereof,  does hereby transfer,  convey,  sell and assign to the Trust, on behalf of the Holders of the
Notes and the Certificates and the Credit Enhancer,  without recourse,  all its right, title and interest in and to the Home Equity Loans.  The Depositor will also provide the Trust with the Policy.

         The Depositor,  as assignee of  Residential  Funding under the Purchase  Agreement,  hereby assigns to the
Issuer all of its right,  title and  interest  in respect of the  Purchase  Agreement  applicable  to a Home Equity
Loan.  Insofar as the  Purchase  Agreement  relates  to the  representations  and  warranties  made by  Residential
Funding  in  respect  of such  Home  Equity  Loan and any  remedies  provided  thereunder  for any  breach  of such representations and warranties,  the Depositor  acknowledges that such right, title and interest may be enforced by or on behalf of the Issuer.

         The parties hereto intend that, for non-tax  purposes,  the  transaction set forth herein be a sale by the
Depositor  to the Trust of all of its right,  title and  interest  in and to the Home  Equity  Loans.  In the event that, for non-tax  purposes,  the  transaction  set forth herein is not deemed to be a sale,  the Depositor  hereby grants to the Trust a security  interest in all of its right,  title and  interest in, to and under the Owner Trust
Estate,  all distributions  thereon and all proceeds thereof;  and this Trust Agreement shall constitute a security agreement under applicable law.

         Section 3.02.     Initial  Ownership.  Upon  the  formation  of  the  Trust  by  the  contribution  by the
Depositor  pursuant to Section 2.05 and until the  conveyance of the Home Equity Loans pursuant to Section 3.01 and the issuance of the Certificates, the Depositor shall be the sole Certificateholder.

         Section 3.03.     The  Certificates.  The  Certificates  shall be issued  in  minimum  denominations  of a
Certificate  Percentage  Interest  of 10.0000%  and  integral  multiples  of 0.0001% in excess  thereof;  provided, however,  that  Certificates  may be issued in minimum  denominations  of less than 10.0000% in accordance with the provisions of Section 3.12. The Class SB  Certificates  shall be issued in  substantially  the form attached hereto as Exhibit A.

         The  Certificates  shall be  executed  on  behalf of the Trust by  manual  or  facsimile  signature  of an authorized  officer of the Owner Trustee and  authenticated  in the manner  provided in Section 3.04.  Certificates bearing the manual or facsimile  signatures of individuals  who were, at the time when such  signatures  shall have been  affixed,  authorized to sign on behalf of the Trust,  shall be validly  issued and entitled to the benefit of this Trust  Agreement,  notwithstanding  that such individuals or any of them shall have ceased to be so authorized prior to the  authentication  and  delivery  of such  Certificates  or did not  hold  such  offices  at the date of authentication  and  delivery  of such  Certificates.  A Person  shall  become  a  Certificateholder  and  shall be entitled  to the  rights  and  subject to the  obligations  of a  Certificateholder  hereunder  upon such  Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

         A transferee of a  Certificate  shall become a  Certificateholder  and shall be entitled to the rights and subject to the  obligations of a  Certificateholder  hereunder upon such  transferee's  acceptance of a Certificate duly  registered  in such  transferee's  name  pursuant to and upon  satisfaction  of the  conditions  set forth in
Section 3.05.

         Section 3.04.     Authentication  of  Certificates.  Concurrently  with the acquisition of the Home Equity
Loans by the Trust,  the Owner Trustee or the Certificate  Paying Agent shall cause the  Certificates in an initial
Certificate  Percentage  Interest of 100.00% to be executed on behalf of the Trust,  authenticated and delivered to or upon the  written  order of the  Depositor,  signed by its  chairman  of the board,  its  president  or any vice president,  without further corporate action by the Depositor,  in authorized  denominations.  No Certificate shall entitle  its holder to any  benefit  under this Trust  Agreement  or be valid for any  purpose  unless  there shall appear on such  Certificate  a  certificate  of  authentication  substantially  in the form set forth in  Exhibit A hereto,  executed by the Owner Trustee or the Certificate  Paying Agent, by manual signature;  such  authentication shall  constitute  conclusive  evidence  that such  Certificate  shall have been duly  authenticated  and delivered hereunder.  All Certificates shall be dated the date of their authentication.

         Section 3.05.     Registration  of and  Limitations  on Transfer  and  Exchange of  Certificates.  (a) The
Certificate  Registrar  shall keep or cause to be kept,  at the  office or agency  maintained  pursuant  to Section
3.09,  a  Certificate  Register  in  which,  subject  to  such  reasonable  regulations  as it may  prescribe,  the
Certificate  Registrar  shall  provide for the  registration  of  Certificates  and of transfers  and  exchanges of
Certificates  as herein  provided.  The  Indenture  Trustee  shall be the  initial  Certificate  Registrar.  If the
Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

         Subject to  satisfaction  of the conditions set forth below,  upon surrender for  registration of transfer of any  Certificate at the office or agency  maintained  pursuant to Section 3.09, the Owner Trustee shall execute, authenticate  and deliver (or shall cause the  Certificate  Registrar as its  authenticating  agent to authenticate and deliver), in the name of the designated  transferee or transferees,  one or more new Certificates in authorized denominations  of a  like  aggregate  amount  dated  the  date  of  authentication  by  the  Owner  Trustee  or any authenticating  agent. At the option of a  Certificateholder,  Certificates may be exchanged for other Certificates of authorized  denominations  of a like aggregate  amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

         Every  Certificate  presented or surrendered for registration of transfer or exchange shall be accompanied by a written  instrument  of  transfer in form  satisfactory  to the  Certificate  Registrar  duly  executed by the
Certificateholder or such  Certificateholder's  attorney duly authorized in writing.  Each Certificate  surrendered for  registration  of transfer or exchange  shall be  cancelled  and  subsequently  disposed of by the  Certificate
Registrar in accordance with its customary practice.

         No service  charge shall be made for any  registration  of transfer or exchange of  Certificates,  but the
Owner  Trustee  or the  Certificate  Registrar  may  require  payment  of a sum  sufficient  to  cover  any  tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         Except as described below,  each  Certificateholder  shall establish its non-foreign  status by submitting to the Certificate  Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign  Status (in  substantially  the form attached hereto as Exhibit F).

         A Class SB  Certificate  may be  transferred to a  Certificateholder  unable to establish its  non-foreign status as described  in the  preceding  paragraph  only if such  Certificateholder  provides an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust,  the Owner  Trustee,  the  Certificate  Registrar or
the Depositor,  satisfactory to the Depositor and the Credit  Enhancer,  that such transfer (1) will not affect the tax status of the Trust and (2) will not  adversely  affect the interests of any  Certificateholder,  Noteholder or the Credit  Enhancer,  including,  without  limitation,  as a result of the imposition of any United States federal withholding  taxes on the Trust  (except to the extent that such  withholding  taxes  would be payable  solely from amounts  otherwise  distributable  to the Certificate of the prospective  transferee).  If such transfer occurs and such foreign  Certificateholder  becomes subject to such United States federal  withholding  taxes,  any such taxes will be withheld by the  Indenture  Trustee.  Each  Certificateholder  unable to establish its  non-foreign  status shall submit to the  Certificate  Paying Agent a copy of its Form W-8 and shall  resubmit such Form W-8-BEN or such successor form as required by  then-applicable  regulations  and shall resubmit such form every three years or with such frequency as required by then-applicable regulations.

         (b)(i)   No  transfer,  sale,  pledge or other  disposition  of a  Certificate  shall be made  unless such transfer,  sale,  pledge or other  disposition is exempt from the  registration  requirements of the Securities Act and any  applicable  state  securities  laws or is made in  accordance  with said Act and laws. In the event of any such transfer,  the Certificate  Registrar or the Depositor shall prior to such transfer require the transferee (A)
to either (i) execute an  investment  letter in  substantially  the form  attached  hereto as Exhibit C (or in such form and substance  reasonably  satisfactory  to the  Certificate  Registrar and the  Depositor)  which  investment letters shall not be an expense of the Trust,  the Owner Trustee,  the Certificate  Registrar,  the Master Servicer
or the Depositor and which investment  letter states that, among other things,  such transferee (a) is a "qualified institutional  buyer" as defined  under Rule 144A,  acting for its own account or the accounts of other  "qualified institutional  buyers" as defined under Rule 144A,  and (b) is aware that the proposed  transferor  intends to rely on the  exemption  from  registration  requirements  under the  Securities  Act,  provided by Rule 144A or (ii) (a)
deliver to the Certificate  Registrar and the Depositor a written Opinion of Counsel  acceptable to and in form and substance  satisfactory to the  Certificate  Registrar and the Depositor that such transfer may be made pursuant to an exemption,  describing the applicable exemption and the basis therefor,  from said Act and laws or is being made pursuant to said Act and laws,  which Opinion of Counsel shall not be an expense of the Trust,  the Owner  Trustee, the  Certificate  Registrar,  the  Master  Servicer  or the  Depositor  and (b)  execute a  representation  letter, substantially  in the form of Exhibit D hereto,  and to cause the  transferor to execute a  representation  letter, substantially  in the form of Exhibit E hereto,  each  acceptable to and in form and substance  satisfactory to the
Certificate  Registrar and the Depositor  certifying  the facts  surrounding  such transfer,  which  representation letters shall not be an expense of the Trust,  the Owner Trustee,  the Certificate  Registrar,  the Master Servicer
or the Depositor and (B) to execute the  Certificate  of  Non-Foreign  Status (in  substantially  the form attached hereto as Exhibit F) acceptable to and in form and substance reasonably  satisfactory to the Certificate  Registrar and the Depositor,  which  certificate  shall not be an expense of the Trust,  the Owner Trustee,  the  Certificate
Registrar or the Depositor.  If the  Certificateholder  is unable to provide a Certificate  of Non-Foreign  Status, the  Certificateholder  must  provide  an  Opinion  of  Counsel  as  described  in  the  preceding  paragraph.  The
Certificateholder  desiring to effect such  transfer  shall,  and does hereby agree to,  indemnify  the Trust,  the
Owner Trustee, the Certificate  Registrar,  the Master Servicer,  the Credit Enhancer and the Depositor against any liability  that may result if the  transfer  is not so exempt or is not made in  accordance  with such  federal and state laws.

         (ii)     No transfer of  Certificates or any interest  therein shall be made to any employee  benefit plan or certain other retirement plans and arrangements,  including individual retirement accounts and annuities,  Keogh plans and bank  collective  investment  funds and  insurance  company  general or  separate  accounts in which such plans,  accounts or  arrangements  are invested,  that are subject to Title 1 of ERISA, or Section 4975 of the Code
(collectively,  "Plan"),  any  Person  acting,  directly  or  indirectly,  on behalf of any such Plan or any Person acquiring such  Certificates  with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R.ss.2510.3-101  ("Plan  Assets")  unless the Depositor,  the Owner Trustee,  the Certificate
Registrar and the Master  Servicer are provided with an Opinion of Counsel which  establishes  to the  satisfaction of the  Depositor,  the Owner  Trustee,  the  Certificate  Registrar  and the Master  Servicer that the purchase of
Certificates  is permissible  under  applicable  law, will not  constitute or result in any prohibited  transaction under ERISA or Section 4975 of the Code and will not subject the  Depositor,  the Owner  Trustee,  the  Certificate
Registrar or the Master Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken  in this Trust  Agreement,  which  Opinion of Counsel shall not be an expense of the Depositor,  the Owner Trustee,  the  Certificate  Registrar or the Master  Servicer.
Neither an Opinion of Counsel nor a certification  will be required in connection with the initial  transfer of any such  Certificate  by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall be deemed to have  represented  that such  affiliate is not a Plan or a Person  investing Plan Assets of any Plan) and the Owner Trustee shall be entitled to conclusively  rely upon a representation  (which,  upon the request  of the  Owner  Trustee,  shall be a  written  representation)  from the  Depositor  of the  status of such transferee as an affiliate of the Depositor.

         (iii)    In addition,  no transfer of a Class SB  Certificate  shall be  permitted,  and no such  transfer shall be registered  by the  Certificate  Registrar or be effective  hereunder,  unless  evidenced by an Opinion of
Counsel  addressed to the Certificate  Registrar and the Credit Enhancer,  which  establishes that such transfer or the registration of such transfer would not cause the Trust to be classified as a publicly traded  partnership,  by having more than 100  Certificateholders  at any time during the taxable year of the Trust, an association  taxable as a  corporation,  a corporation  or a taxable  mortgage pool for federal and relevant  state income tax purposes, which  Opinion of  Counsel  shall not be an expense  of the  Certificate  Registrar  and shall be an expense of the proposed  transferee.  No Opinion of Counsel will be required if such  transfer is made to a nominee of an existing beneficial holder of a Certificate.

         (iv)     In addition, no transfer,  sale,  assignment,  pledge or other disposition of a Certificate shall be made unless the proposed  transferee  executes a representation  letter  substantially in the form of Exhibit D, or  substantially  in the form of Exhibit H hereto,  that (1) the transferee is acquiring the  Certificate  for its own  behalf  and is not  acting as agent or  custodian  for any other  Person  or  entity in  connection  with such acquisition  and (2) if the  transferee is a  partnership,  grantor trust or S corporation  for federal  income tax purposes,  the  Certificates  acquired are not more than 50% of the assets of the  partnership,  grantor trust or S corporation.

         Section 3.06.     Mutilated,  Destroyed,  Lost or Stolen  Certificates.  If (i) any mutilated  Certificate shall be surrendered to the Certificate  Registrar,  or if the Certificate  Registrar shall receive evidence to its satisfaction  of the  destruction,  loss or theft of any  Certificate  and (ii)  there  shall be  delivered  to the
Certificate  Registrar  and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer from harm,  then in the absence of notice to the  Certificate  Registrar  or the Owner  Trustee that such  Certificate  has been  acquired by a bona fide  purchaser,  the Owner Trustee shall execute on behalf of the Trust and the Owner  Trustee or the  Certificate  Paying  Agent,  as the Trust's  authenticating  agent,  shall authenticate  and  deliver,  in  exchange  for  or in  lieu  of any  such  mutilated,  destroyed,  lost  or  stolen
Certificate,  a new  Certificate  of like  tenor and  denomination.  In  connection  with the  issuance  of any new
Certificate  under this Section 3.06, the Owner Trustee or the  Certificate  Registrar may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in connection  therewith.  Any duplicate  Certificate  issued pursuant to this Section 3.06 shall constitute  conclusive  evidence of ownership in the Trust, as if originally  issued,  whether or not the lost,  stolen or destroyed  Certificate  shall be found at any time.

         Section 3.07.     Persons  Deemed  Certificateholders.  Prior to due  presentation  of a  Certificate  for registration of transfer,  the Owner Trustee,  the Certificate  Registrar or any Certificate Paying Agent may treat the  Person  in  whose  name any  Certificate  is  registered  in the  Certificate  Register  as the  owner of such
Certificate  for the  purpose  of  receiving  distributions  pursuant  to Section  5.02 and for all other  purposes whatsoever,  and none of the Trust,  the Owner  Trustee,  the  Certificate  Registrar  or any Paying Agent shall be bound by any notice to the contrary.

         Section 3.08.     Access to List of  Certificateholders'  Names and Addresses.  The Certificate  Registrar
shall furnish or cause to be furnished to the Depositor or the Owner  Trustee,  within 15 days after receipt by the
Certificate  Registrar of a written request therefor from the Depositor or the Owner Trustee,  a list, in such form as the Depositor or the Owner Trustee,  as the case may be, may reasonably  require,  of the names and addresses of the  Certificateholders  as of the most recent Record Date.  Each Holder,  by receiving and holding a  Certificate, shall be deemed to have  agreed not to hold any of the Trust,  the  Depositor,  the  Certificate  Registrar  or the
Owner  Trustee  accountable  by reason of the  disclosure  of its name and address,  regardless  of the source from which such information was derived.

         Section 3.09.     Maintenance  of Office or  Agency.  The Owner  Trustee,  on behalf of the  Trust,  shall maintain in the City of New York an office or offices or agency or agencies where  Certificates  may be surrendered for  registration  of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the  Certificates  and the Basic  Documents may be served.  The Owner Trustee  initially  designates  the Corporate
Trust  Office of the  Indenture  Trustee as its office  for such  purposes.  The Owner  Trustee  shall give  prompt written notice to the Depositor,  the Credit Enhancer and the  Certificateholders  of any change in the location of the Certificate Register or any such office or agency.

         Section 3.10.     Certificate Paying Agent. (a) The  Certificate  Paying  Agent  shall make  distributions to  Certificateholders  from the  Certificate  Distribution  Account on behalf of the Trust in accordance  with the provisions of the  Certificates and Section 5.01 hereof from payments  remitted to the Certificate  Paying Agent by the Indenture  Trustee pursuant to Section 3.05 of the Indenture.  The Trust hereby appoints the Indenture  Trustee as Certificate  Paying Agent and the Indenture  Trustee hereby accepts such  appointment and further agrees that it will be bound by the provisions of this Trust Agreement relating to the Certificate Paying Agent and shall:

                  (i)      hold  all  sums  held  by it  for  the  payment  of  amounts  due  with  respect  to the
Certificates  in trust for the  benefit  of the  Persons  entitled  thereto  until  such sums shall be paid to such
Persons or otherwise disposed of as herein provided;

                  (ii)     give the  Owner  Trustee  notice  of any  default  by the  Trust of which it has  actual knowledge in the making of any payment required to be made with respect to the Certificates;

                  (iii)    at any time during the  continuance  of any such  default,  upon the written  request of the Owner  Trustee,  forthwith  pay to the Owner  Trustee  on behalf of the Trust all sums so held in Trust by such
Certificate Paying Agent;

                  (iv)     immediately  resign as  Certificate  Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the  payment  of  Certificates  if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;

                  (v)      comply  with all  requirements  of the Code with  respect  to the  withholding  from any payments made by it on any  Certificates  of any applicable  withholding  taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                  (vi)     deliver to the Owner  Trustee a copy of the report to  Certificateholders  prepared with respect to each Payment Date by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

         (b)      The Trust may revoke  such power and remove the  Certificate  Paying  Agent if the Owner  Trustee determines in its sole discretion  that the  Certificate  Paying Agent shall have failed to perform its obligations under this Trust  Agreement  in any  material  respect.  The  Indenture  Trustee  shall be  permitted  to resign as
Certificate  Paying Agent upon 30 days' written  notice to the Owner  Trustee;  provided the  Indenture  Trustee is also  resigning as Paying Agent under the  Indenture at such time.  In the event that the  Indenture  Trustee shall no longer be the  Certificate  Paying Agent under this Trust  Agreement and Paying Agent under the  Indenture,  the
Owner  Trustee  shall  appoint a successor  to act as  Certificate  Paying  Agent  (which  shall be a bank or trust company) and which shall also be the  successor  Paying Agent under the  Indenture.  The Owner  Trustee shall cause such successor  Certificate Paying Agent or any additional  Certificate Paying Agent appointed by the Owner Trustee to execute  and  deliver to the Owner  Trustee an  instrument  to the effect set forth in this  Section  3.10 as it relates to the  Certificate  Paying Agent.  The  Certificate  Paying Agent shall return all unclaimed  funds to the
Trust and upon removal of a Certificate  Paying Agent such Certificate  Paying Agent shall also return all funds in its possession to the Trust.  The provisions of Sections 6.01,  6.04,  6.05, 6.06, 7.01 and 7.02 shall apply to the
Certificate  Paying  Agent to the extent  applicable.  Any  reference in this Trust  Agreement  to the  Certificate
Paying Agent shall include any co-paying agent unless the context requires otherwise.

         (c)      The  Certificate   Paying  Agent  shall  establish  and  maintain  with  itself  the  Certificate
Distribution  Account in which the Certificate  Paying Agent shall deposit,  on the same day as it is received from the Indenture  Trustee,  each  remittance  received by the  Certificate  Paying Agent with respect to payments made pursuant to the Indenture.  The Certificate  Paying Agent shall make all distributions of Certificate  Distribution
Amounts on the Certificates, from moneys on deposit in the Certificate Distribution Account.

         Section 3.11.     Cooperation.  The Owner  Trustee  shall  cooperate in all respects  with any  reasonable request by the Credit  Enhancer for action to preserve or enforce the Credit  Enhancer's  rights or interest  under this Trust Agreement or the Insurance  Agreement,  consistent  with this Trust  Agreement and without  limiting the rights of the Certificateholders as otherwise expressly set forth in this Trust Agreement.

         Section 3.12.     Additional  Certificate  Security  Balances Upon Issuance of Capped Funding  Notes.  (a)
On any date on which Variable  Funding Notes are exchanged for Capped Funding Notes pursuant to Section  4.01(d) of the Indenture,  the Security Balance of one or more Class SB Certificates  shall be increased in an amount equal to the  Additional  Certificate  Security  Balance as  required  pursuant  to the  Opinion of Counsel  required  to be delivered  pursuant to Section  4.01(d) of the Indenture in connection  with the issuance of Capped  Funding Notes.
In addition,  on any Payment Date on which the Additional  Balance  Differential  for such Payment Date if added to the aggregate  Security  Balance of the Variable Funding Notes (after  application of any principal  payments to be made  thereon on such  Payment  Date)  would cause the  aggregate  Security  Balance  thereof to exceed the Maximum
Variable Funding Balance,  then the Security Balance of one or more  Certificates  shall be increased by the amount of such excess.

         (b)      100.00% of the value of the Additional  Certificate  Security Balance shall be added to any Class
SB Certificate held by the Seller or an Affiliate thereof without the consent of the other  Certificateholders;  or if no such Class SB Certificate  exists,  a new Class SB Certificate  or Class SB  Certificates  shall be issued at the  direction of the Seller or an  Affiliate  thereof  having in the  aggregate a Security  Balance  equal to such
100.00%  of such  value.  Alternatively,  the  Depositor  may  allocate  any  portion  of such  value to a Class SB
Certificateholder other than the Depositor or an Affiliate thereof,  provided that such Certificateholder  provides its written consent to the Depositor and the Owner Trustee.

         (c)      Following such increase,  the Certificate  Percentage Interest of each Class SB Certificate shall be  recalculated,  the numerator of which shall be the value thereof  including the respective value of the portion of the Additional  Certificate  Security  Balance added thereto  pursuant to this Section 3.12, and the denominator of which shall be the value of all the Class SB  Certificates  following  such  increase.  The Owner  Trustee shall issue  new  Class SB  Certificates  with new  Certificate  Percentage  Interests  to each  Holder  of the  Class SB
Certificates,  with such Certificate  Percentage Interests calculated to four decimal places. In addition,  the new
Class SB  Certificates  may be issued in minimum  denominations  of 0.0001% and  integral  multiples  of 0.0001% in excess  thereof.  This  subsection,  and  subsections  (d) and (e)  below,  shall not  apply in the event  that any
Additional  Certificate  Security  Balance is allocated in accordance  with  subsection  (b) either (i) at any time when  there is only one  Class SB  Certificateholder,  or (ii) at any time  when  there is more  than one  Class SB
Certificateholder  if such  Additional  Certificate  Security  Balance is  allocated  on a pro rata basis among all
Class SB Certificates.

         (d)      For  purposes  of the  foregoing,  the  "value"  of any Class SB  Certificate  or any  Additional
Certificate  Security  Balance added thereto  shall be  determined  by the Seller in its sole  discretion  based on reasonable  cash flow  assumptions  and  valuation  methods,  and any such  determination  shall be  binding on the
Certificateholders.  If the Seller is unable to determine  the  "value,"  the Owner  Trustee  shall  determine  the
"value" using the same assumptions and methods.

         (e)      The Owner  Trustee,  the Indenture  Trustee and the Issuer agree to cooperate with each other and the Depositor and the Seller and to cause no unreasonable delay in adjusting the Certificate  Percentage  Interests of the Class SB  Certificates  pursuant to this Section 3.12 and the issuing of Capped  Funding Notes in connection with Section 4.01(d) of the Indenture.

         Section  3.13.  Subordination.  Except as otherwise  provided in the Basic  Documents,  for so long as any
Notes are outstanding or unpaid, the  Certificateholders  will generally be subordinated in right of payment, under the Certificates or otherwise,  to payments to the Noteholders  under, or otherwise  related to, the Indenture.  If an  Event  of  Default  has  occurred  and is  continuing  under  the  Indenture,  the  Certificates  will be fully subordinated  to obligations  owing by the Trust to the  Noteholders  and the Credit  Enhancer  under, or otherwise related to, the Indenture,  and no  distributions  will be made on the  Certificates  until the Noteholders and the
Indenture Trustee and the Credit Enhancer have been irrevocably paid in full.

         Section 3.14. No Priority  Among  Certificates.  All  Certificateholders  shall rank equally as to amounts distributable  upon the liquidation,  dissolution or winding up of the Trust,  with no preference or priority being afforded to any Certificateholders over any other Certificateholders.

                                                    ARTICLE IV

                                       Authority and Duties of Owner Trustee

         Section 4.01.     General  Authority.  The Owner  Trustee  is  authorized  and  directed  to  execute  and deliver the Basic  Documents to which the Trust is to be a party and each  certificate or other  document  attached as an exhibit to or  contemplated  by the Basic  Documents to which the Trust is to be a party and any amendment or other agreement or instrument  described herein, in each case, in such form as the Owner Trustee shall approve,  as evidenced  conclusively by the Owner Trustee's execution thereof.  In addition to the foregoing,  the Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

         Section 4.02.     General  Duties.  The  Owner  Trustee  shall be  responsible  to  administer  the  Trust pursuant  to the terms of this Trust  Agreement  and the Basic  Documents  to which the Trust is a party and in the interest of the  Certificateholders,  subject to the Basic  Documents and in accordance with the provisions of this
Trust Agreement.

         Section 4.03.     Action upon  Instruction.  (a)  Subject to this  Article IV and in  accordance  with the terms of the Basic Documents,  the  Certificateholders  may by written  instruction direct the Owner Trustee in the
management  of  the  Trust.  Such  direction  may  be  exercised  at  any  time  by  written   instruction  of  the
Certificateholders pursuant to this Article IV.

         (b)      Notwithstanding  the  foregoing,  the Owner  Trustee  shall not be  required  to take any  action hereunder or under any Basic  Document if the Owner Trustee shall have  reasonably  determined,  or shall have been advised  by  counsel,  that such  action is likely to result in  liability  on the part of the Owner  Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

         (c)      Whenever the Owner Trustee is unable to decide between  alternative  courses of action  permitted or  required  by the terms of this  Trust  Agreement  or under any Basic  Document,  or in the event that the Owner
Trustee is unsure as to the  application  of any  provision of this Trust  Agreement  or any Basic  Document or any such provision is ambiguous as to its  application,  or is, or appears to be, in conflict with any other applicable provision,  or in the event that this Trust Agreement  permits any  determination by the Owner Trustee or is silent or is  incomplete  as to the  course of  action  that the Owner  Trustee  is  required  to take with  respect  to a particular set of facts,  the Owner Trustee shall promptly give notice (in such form as shall be appropriate  under the  circumstances) to the  Certificateholders  (with a copy to the Credit Enhancer)  requesting  instruction as to the course of action to be adopted,  and to the extent the Owner Trustee acts in good faith in accordance  with any written  instructions  received  from  Holders of  Certificates  representing  a majority of the  Security  Balance thereof,  the Owner  Trustee  shall not be liable on account of such  action to any  Person.  If the Owner  Trustee shall not have received  appropriate  instruction  within 10 days of such notice (or within such shorter  period of time as reasonably may be specified in such notice or may be necessary under the  circumstances)  it may, but shall be under no duty to, take or refrain  from taking such action not  inconsistent  with this Trust  Agreement  or the
Basic  Documents,  as it shall deem to be in the best  interests of the  Certificateholders,  and the Owner Trustee shall have no liability to any Person for such action or inaction.

         Section 4.04.     No Duties Except as Specified under Specified  Documents or in  Instructions.  The Owner
Trustee  shall not have any duty or  obligation  to manage,  make any payment  with respect to,  register,  record, sell,  dispose of, or otherwise  deal with the Owner Trust Estate,  or to otherwise take or refrain from taking any action  under,  or in  connection  with,  any document  contemplated  hereby to which the Owner Trustee is a party, except as expressly  provided (i) in accordance  with the powers  granted to and the authority  conferred  upon the
Owner  Trustee  pursuant  to this  Trust  Agreement,  (ii) in  accordance  with the  Basic  Documents  and (iii) in accordance  with any  document or  instruction  delivered to the Owner  Trustee  pursuant to Section  4.03;  and no implied  duties or  obligations  shall be read into this Trust  Agreement or any Basic  Document  against the Owner
Trustee.  The Owner Trustee shall have no  responsibility  for filing any  financing or  continuation  statement in any public office at any time or to otherwise  perfect or maintain the perfection of any security  interest or lien granted to it hereunder or to prepare or file any  Securities  and Exchange  Commission  filing for the Trust or to record this Trust  Agreement or any Basic  Document.  The Owner  Trustee  nevertheless  agrees that it will, at its own cost and  expense,  promptly  take all action as may be  necessary  to  discharge  any liens on any part of the
Owner Trust Estate that result from actions by, or claims  against,  the Owner  Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

         Section 4.05.     Restrictions.   (a)  The  Owner   Trustee   shall  not  take  any  action  (x)  that  is
inconsistent  with the purposes of the Trust set forth in Section 2.03 or (y) that, to the actual  knowledge of the
Owner Trustee,  would result in the Trust becoming  taxable as a corporation or a taxable mortgage pool for federal income tax purposes.  The  Certificateholders  shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

         (b)      The Owner  Trustee  shall  not  convey or  transfer  any of the  Trust's  properties  or  assets, including  those  included  in the Trust  Estate,  to any person  unless (a) it shall have  received  an Opinion of
Counsel to the effect that such  transaction  will not have any material  adverse tax  consequence  to the Trust or any  Certificateholder  and (b) such  conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

         Section 4.06.     Prior  Notice to  Certificateholders  and the Credit  Enhancer  with Respect to Certain
Matters.  With respect to the following  matters,  the Owner Trustee shall not take action unless, at least 30 days before the taking of such action,  the Owner  Trustee  shall have  notified the  Certificateholders  and the Credit
Enhancer in writing of the  proposed  action and Holders of  Certificates  representing  a majority of the Security
Balance  thereof and the Credit  Enhancer  shall not have  notified the Owner  Trustee in writing prior to the 30th day after such  notice is given that such  Certificateholders  and the Credit  Enhancer  have  withheld  consent or provided alternative direction:

         (a)      the  initiation  of any claim or  lawsuit  by the Trust  (except  claims or  lawsuits  brought in connection  with the  collection  of cash  distributions  due and  owing  under  the  Home  Equity  Loans)  and the compromise  of any  action,  claim or  lawsuit  brought  by or  against  the  Trust  (except  with  respect  to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Home Equity Loans);

         (b)      the  election  by the  Trust  to file an  amendment  to the  Certificate  of Trust  (unless  such amendment is required to be filed under the Statutory Trust Statute);

         (c)      the amendment of the Indenture by a  supplemental  indenture in  circumstances  where the consent of any Noteholder is required;

         (d)      the amendment of the Indenture by a  supplemental  indenture in  circumstances  where the consent of  any  Noteholder  is  not  required  and  such  amendment  materially  adversely  affects  the  interest  of the
Certificateholders; and

         (e)      the  appointment  pursuant  to the  Indenture  of a successor  Note  Registrar,  Paying  Agent or
Indenture Trustee or pursuant to this Trust Agreement of a successor  Certificate  Registrar or Certificate  Paying
Agent or the  consent to the  assignment  by the Note  Registrar,  Paying  Agent,  Indenture  Trustee,  Certificate
Registrar  or  Certificate  Paying  Agent of its  obligations  under the  Indenture  or this  Trust  Agreement,  as applicable.

         Section 4.07.     Action by  Certificateholders  with Respect to Certain Matters.  The Owner Trustee shall not have the power,  except upon the  direction of  Certificateholders  evidencing  not less than a majority of the outstanding  Security Balance of the Certificates,  and with the consent of the Credit Enhancer,  to (a) remove the
Master  Servicer  under the  Servicing  Agreement  pursuant  to Section  7.01  thereof  or (b) except as  expressly provided in the Basic  Documents,  sell the Home Equity Loans after the  termination  of the  Indenture.  The Owner
Trustee shall take the actions  referred to in the  preceding  sentence  only upon written  instructions  signed by
Certificateholders  evidencing not less than a majority of the  outstanding  Security  Balance of the  Certificates and with the consent of the Credit Enhancer.

         Section 4.08.     Action by  Certificateholders  with Respect to  Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary  proceeding in bankruptcy  relating to the Trust without the unanimous prior approval  of all  Certificateholders  and with the  consent of the Credit  Enhancer  and the  delivery to the Owner
Trustee  by each  such  Certificateholder  of a  certificate  certifying  that  such  Certificateholder  reasonably believes that the Trust is insolvent.

         Section 4.09.     Restrictions  on  Certificateholders'  Power.  The  Certificateholders  shall not direct the Owner  Trustee to take or to refrain  from taking any action if such  action or  inaction  would be contrary to any  obligation  of the Trust or the Owner  Trustee  under this Trust  Agreement  or any of the Basic  Documents or would be contrary to Section  2.03,  nor shall the Owner  Trustee be  obligated  to follow any such  direction,  if given.

         Section 4.10.     Majority  Control.  Except as expressly  provided  herein,  any action that may be taken by the  Certificateholders  under this Trust Agreement may be taken by the  Certificateholders  evidencing not less than a majority of the outstanding  Security  Balance of the  Certificates.  Except as expressly  provided  herein, any written  notice of the  Certificateholders  delivered  pursuant to this Trust  Agreement  shall be effective if signed by  Certificateholders  evidencing  not less than a  majority  of the  outstanding  Security  Balance of the
Certificates at the time of the delivery of such notice.

         Section 4.11.     Doing Business in Other  Jurisdictions.  Notwithstanding  anything  contained  herein to the contrary,  neither  Wilmington  Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction  other than in the State of Delaware if the taking of such action will,  even after the appointment of a co-trustee  or separate  trustee in accordance  with Section 9.05 hereof,  (i) require the consent or approval or authorization  or order of or the giving of notice to, or the  registration  with or the taking of any other action in respect of, any state or other  governmental  authority  or agency of any  jurisdiction  other than the State of
Delaware;  (ii)  result in any fee,  tax or other  governmental  charge  under  the laws of the  State of  Delaware becoming payable by Wilmington Trust Company,  or (iii) subject  Wilmington Trust Company to personal  jurisdiction in any  jurisdiction  other than the State of Delaware  for causes of action  arising  from acts  unrelated  to the consummation  of the  transactions  by  Wilmington  Trust  Company  or the  Owner  Trustee,  as the  case  may  be, contemplated hereby.

         Section  4.12.  Removal  of  Home  Equity  Loans.  Certificateholders  holding  100%  of  the  Certificate
Percentage  Interests of the Class SB  Certificates  may, by  delivering a written  request to the Owner Trustee to such effect,  cause the removal of Home Equity Loans from the Trust  Estate in  accordance  with and subject to the provisions of Section  3.15(b) of the Servicing  Agreement.  Promptly  following  receipt of any such request,  the
Owner Trustee shall deliver to the Master  Servicer the written notice and request  required to be delivered to the
Master  Servicer  pursuant to Section  3.15(b) of the Servicing  Agreement.  Any Home Equity Loans removed from the
Trust Estate pursuant to Section  3.15(b) of the Servicing  Agreement shall be property of the Issuer and, upon the written  request of the Class SB  Certificateholders  holding 100% of the Certificate  Percentage  Interests of the
Class SB  Certificates,  be released to the Class SB  Certificateholders  as a dividend and in accordance  with the written instructions of such Certificateholders..

                                                     ARTICLE V

                                            Application of Trust Funds

         Section 5.01.     Distributions.   (a)  On  each  Payment  Date,  the   Certificate   Paying  Agent  shall
distribute to the  Certificateholders  all funds on deposit in the Certificate  Distribution  Account and available therefor (as provided in Section 3.05 of the Indenture),  as the Certificate  Distribution  Amount for such Payment
Date.  All  distributions  made pursuant to this Section shall be distributed  to the  Certificateholders  pro rata based on the respective Percentage Interests thereof.

         (b)      In the event  that any  withholding  tax is  imposed  on the  distributions  (or  allocations  of income) to a Certificateholder,  such tax shall reduce the amount otherwise  distributable to the Certificateholder in accordance  with this Section 5.01.  The  Certificate  Paying Agent is hereby  authorized and directed to retain or cause to be retained from amounts  otherwise  distributable to the  Certificateholders  sufficient funds for the payment of any tax that is legally owed by the Trust (but such  authorization  shall not prevent the Owner  Trustee from  contesting  any such tax in appropriate  proceedings,  and  withholding  payment of such tax, if permitted by law,  pending  the outcome of such  proceedings).  The amount of any  withholding  tax  imposed  with  respect to a
Certificateholder  shall be treated as cash  distributed  to such  Certificateholder  at the time it is withheld by the  Certificate  Paying Agent and remitted to the appropriate  taxing  authority.  If there is a possibility  that
withholding   tax  is  payable  with  respect  to  a   distribution   (such  as  a   distribution   to  a  non-U.S.
Certificateholder),  the Certificate  Paying Agent may in its sole  discretion  withhold such amounts in accordance with this paragraph (b).

         (c)      Distributions  to  Certificateholders  shall  be  subordinated  to the  creditors  of the  Trust, including the Noteholders and the Credit Enhancer.

         (d)      Allocations of profits and losses,  as determined for federal income tax purposes,  shall be made to the Certificateholders on a pro rata basis based on the Certificate Percentage Interests thereof.

         Section 5.02.     Method of  Payment.  Subject to Section  8.01(c),  distributions  required to be made to
Certificateholders  on any  Payment  Date as provided in Section  5.01 shall be made to each  Certificateholder  of record on the preceding  Record Date either by wire transfer,  in immediately  available  funds,  to the account of such Holder at a bank or other entity having  appropriate  facilities  therefor,  if such  Certificateholder  shall have provided to the Certificate  Registrar  appropriate written  instructions at least five Business Days prior to such  Payment Date or, if not, by check mailed to such  Certificateholder  at the address of such Holder  appearing in the Certificate Register.

         Section 5.03.     Signature  on  Returns.  The  Owner  Trustee  shall  sign on behalf of the Trust the tax returns of the Trust.

         Section 5.04.     Statements to  Certificateholders.  On each Payment Date, the  Certificate  Paying Agent shall  send  to  each  Certificateholder  the  statement  or  statements  provided  to the  Owner  Trustee  and the
Certificate  Paying Agent by the Master Servicer  pursuant to Section 4.01 of the Servicing  Agreement with respect to such Payment Date.

         Section 5.05.     Tax  Reporting.  So long as the Depositor or any  Affiliate of the  Depositor  owns 100%
of the Certificates (the "Original  Certificateholder"),  then no separate federal and state income tax returns and information  returns or statements  will be filed with respect to the Trust. If the Original  Certificateholder  is no longer the sole  Certificateholder,  the subsequent  holders of the Class SB  Certificates  by their  acceptance hereof,  agree to appoint  the  Original  Certificateholder  as their  agent for the tax  matters  partner  and the
Original  Certificateholder,  as agent for such  holders,  agrees to perform  all duties  necessary  to comply with federal and state income tax laws.

         Any  Certificateholder  that holds 100% of the Class SB Certificates agrees by its purchase of 100% of the
Class SB  Certificates  to treat the Trust as a  disregarded  entity  wholly  owned by such  Certificateholder  for purposes of federal and state income tax,  franchise  tax and any other tax measured in whole or in part by income, with the assets of the Trust being  treated as being owned by such  Certificateholder,  and the Notes being debt of the Certificateholder.

         Section 5.06.     Reports to the Master  Servicer.  In connection  with the  preparation and filing by the
Master  Servicer,  on behalf of the Depositor and in respect of the Trust, of periodic reports required to be filed under  the  provisions  of the  Exchange  Act and the rules  and  regulations  of the  Commission  thereunder,  the
Depositor  shall  timely  provide  to the Master  Servicer  all  material  information  available  to them which is required to be included in such reports.

         Section 5.07      Derivative Contracts.

         (a)      The Owner Trustee  shall,  at the direction of the Master  Servicer,  on behalf the Trust Estate, enter  into  Derivative  Contracts,  solely  for the  benefit  of the Class SB  Certificates.  Any such  Derivative
Contract  shall  constitute  a  fully  prepaid  agreement.  The  Master  Servicer  shall  determine,  in  its  sole discretion,  whether  any  Derivative  Contract  conforms  to the  requirements  of Section  5.07(b)  and (c).  All collections,  proceeds  and other  amounts  in  respect  of the  Derivative  Contracts  payable  by the  Derivative
Counterparty  shall be distributed to the Class SB Certificates on the Distribution  Date following receipt thereof by the Owner  Trustee.  In  addition,  in the event any such  instrument  is  deposited,  the Trust Estate shall be deemed to be divided into two separate and discrete  sub-Trusts.  The assets of one such  sub-Trust  shall  consist of all the assets of the Trust  Estate  other than such  instrument  and the  assets of the other  sub-Trust  shall consist solely of such instrument.

         (b)      Any  Derivative  Contract  that  provides  for any  payment  obligation  on the part of the Trust
Estate  must (i) be without  recourse  to the assets of the Trust  Estate,  (ii)  contain a  non-petition  covenant provision from the Derivative  Counterparty,  (iii) limit payment dates  thereunder to Distribution  Dates and (iv)
contain  a  provision  limiting  any  cash  payments  due to the  Derivative  Counterparty  on any day  under  such
Derivative  Contract solely to funds available therefor in the Certificate  Account to make payments to the Holders of the Class SB Certificates on such Distribution Date.

         (c)      Each  Derivative  Contract  must  (i)  provide  for the  direct  payment  of any  amounts  by the
Derivative  Counterparty  thereunder  to the  Certificate  Account at least one  Business  Day prior to the related
Distribution  Date,  (ii) contain an assignment of all of the Trust Estate's  rights (but none of its  obligations)
under  such  Derivative  Contract  to the Owner  Trustee  on behalf  of the Class SB  Certificateholders  and shall include an express consent to the Derivative  Counterparty to such  assignment,  (iii) provide that in the event of the occurrence of an Event of Default,  such  Derivative  Contract shall terminate upon the direction of a majority
Percentage  Interest  of  the  Class  SB  Certificates,   and  (iv)  prohibit  the  Derivative   Counterparty  from
"setting-off"  or "netting"  other  obligations  of the Trust  Estate and its  Affiliates  against such  Derivative
Counterparty's payment obligations thereunder.

         (d)  Nothwithstanding  the  provisions of paragraphs  (a), (b) and (c) of this Section 5.07, no Derivative
Contract  shall (i) provide for the payment of any amounts  that would  otherwise  be payable to the Holders of any
Class of Notes or the Credit Enhancer,  or (ii) materially  adversely affect the rights of the Holders of any Class of Notes or the Credit Enhancer.

                                                    ARTICLE VI

                                           Concerning the Owner Trustee

         Section 6.01.     Acceptance  of Trusts and Duties.  The Owner Trustee  accepts the trusts hereby  created and  agrees to perform  its  duties  hereunder  with  respect to such  trusts but only upon the terms of this Trust
Agreement.  The Owner  Trustee  and the  Certificate  Paying  Agent also  agree to  disburse  all  moneys  actually received by it  constituting  part of the Owner Trust Estate upon the terms of the Basic  Documents  and this Trust
Agreement.  The Owner Trustee shall not be answerable or  accountable  hereunder or under any Basic  Document under any circumstances,  except (i) for its own willful misconduct,  negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any  representation  or warranty  contained in Section 6.03 expressly made by the Owner  Trustee.  In  particular,  but not by way of limitation  (and subject to the  exceptions set forth in the preceding sentence):

         (a)      No provision of this Trust  Agreement or any Basic  Document  shall  require the Owner Trustee to expend or risk funds or otherwise  incur any financial  liability in the  performance of any of its rights,  duties or powers  hereunder or under any Basic Document if the Owner Trustee shall have  reasonable  grounds for believing that  repayment of such funds or adequate  indemnity  against such risk or liability is not  reasonably  assured or provided to it;

         (b)      Under no  circumstances  shall the Owner  Trustee  be liable  for  indebtedness  evidenced  by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

         (c)      The Owner Trustee shall not be  responsible  for or in respect of the validity or  sufficiency of this Trust  Agreement or for the due  execution  hereof by the Depositor or for the form,  character,  genuineness, sufficiency,  value or  validity  of any of the  Owner  Trust  Estate,  or for or in  respect  of the  validity  or sufficiency of the Basic Documents,  the Notes, the  Certificates,  other than the certificate of authentication on the  Certificates,  if executed by the Owner  Trustee and the Owner  Trustee  shall in no event assume or incur any liability,  duty, or obligation to any  Noteholder or to any  Certificateholder,  other than as expressly  provided for herein or expressly agreed to in the Basic Documents;

         (d)      The execution,  delivery,  authentication  and performance by it of this Trust Agreement will not require the  authorization,  consent or approval of, the giving of notice to, the filing or  registration  with, or the taking of any other action with respect to, any governmental authority or agency;

         (e)      The Owner  Trustee  shall not be liable  for the  default or  misconduct  of the  Depositor,  the
Indenture  Trustee or the Master  Servicer  under any of the Basic  Documents  or otherwise  and the Owner  Trustee shall have no obligation  or liability to perform the  obligations  of the Trust under this Trust  Agreement or the
Basic  Documents  that are required to be  performed by the  Indenture  Trustee  under the  Indenture or the Seller under the Home Equity Loan Purchase Agreement; and

         (f)      The Owner  Trustee  shall be under no  obligation  to exercise any of the rights or powers vested in it or duties  imposed by this Trust  Agreement,  or to institute,  conduct or defend any  litigation  under this
Trust Agreement or otherwise or in relation to this Trust Agreement or any Basic  Document,  at the request,  order or direction of any of the  Certificateholders,  unless such  Certificateholders  have offered to the Owner Trustee security or indemnity  satisfactory to it against the costs,  expenses and liabilities  that may be incurred by the
Owner Trustee  therein or thereby.  The right of the Owner Trustee to perform any  discretionary  act enumerated in this Trust  Agreement or in any Basic  Document  shall not be construed as a duty,  and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

         Section 6.02.     Furnishing of Documents.  The Owner  Trustee  shall furnish to the  Securityholders  and the Credit Enhancer promptly upon receipt of a written  reasonable  request  therefor,  duplicates or copies of all reports,  notices,  requests,  demands,  certificates,  financial statements and any other instruments furnished to the Trust under the Basic Documents.

         Section 6.03.     Representations  and  Warranties.  The Owner Trustee  hereby  represents and warrants to the Depositor, for the benefit of the Certificateholders and the Credit Enhancer, that:

         (a)      It is a banking  corporation  duly organized and validly existing in good standing under the laws of the State of Delaware.  It has all requisite  corporate power and authority to execute,  deliver and perform its obligations under this Trust Agreement;

         (b)      It has taken all  corporate  action  necessary to authorize  the  execution and delivery by it of this Trust  Agreement,  and this Trust  Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

         (c)      Neither the execution nor the delivery by it of this Trust  Agreement,  nor the  consummation  by it of the  transactions  contemplated  hereby nor compliance by it with any of the terms or provisions  hereof will contravene any federal or Delaware law,  governmental  rule or regulation  governing the banking or trust powers of the Owner  Trustee or any judgment or order binding on it, or  constitute  any default under its charter  documents or bylaws or any indenture,  mortgage,  contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

         (d)      This Trust  Agreement,  assuming due  authorization,  execution and delivery by the Owner Trustee and the Depositor,  constitutes a valid, legal and binding obligation of the Owner Trustee,  enforceable against it in accordance with the terms hereof subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium and other  laws  affecting  the  enforcement  of  creditors'  rights  generally  and to general  principles  of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

         (e)      The Owner  Trustee  is not in  default  with  respect  to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or  governmental  agency,  which default might have consequences  that would  materially and adversely  affect the condition  (financial or other) or operations of the
Owner Trustee or its properties or might have consequences  that would materially  adversely affect its performance hereunder; and

         (f)      No litigation is pending or, to the best of the Owner  Trustee's  knowledge,  threatened  against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its  obligations  under this Trust Agreement.

         Section 6.04.     Reliance;  Advice  of  Counsel.  (a) The  Owner  Trustee  shall  incur no  liability  to anyone in acting  upon any  signature,  instrument,  notice,  resolution,  request,  consent,  order,  certificate, report,  opinion,  bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper  party or  parties.  The Owner  Trustee  may accept a  certified  copy of a  resolution  of the board of directors or other  governing  body of any corporate  party as conclusive  evidence that such  resolution  has been duly  adopted  by such body and that the same is in full force and  effect.  As to any fact or matter the method of determination of which is not specifically  prescribed  herein,  the Owner Trustee may for all purposes hereof rely on a certificate,  signed by the president or any vice president or by the treasurer or other  authorized  officers of the relevant  party,  as to such fact or matter and such  certificate  shall  constitute  full protection to the
Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b)      In the exercise or  administration  of the Trust  hereunder and in the  performance of its duties and  obligations  under this Trust  Agreement  or the Basic  Documents,  the Owner  Trustee (i) may act directly or through its agents,  attorneys,  custodians  or  nominees  (including  persons  acting  under a power of  attorney)
pursuant to  agreements  entered into with any of them,  and the Owner  Trustee shall not be liable for the conduct or  misconduct  of such  agents,  attorneys,  custodians  or nominees  (including  persons  acting under a power of attorney) if such persons have been selected by the Owner Trustee with  reasonable  care, and (ii) may consult with counsel,  accountants  and other  skilled  persons to be selected  with  reasonable  care and employed by it at the expense of the Trust.  The Owner Trustee shall not be liable for anything  done,  suffered or omitted in good faith by it in  accordance  with the opinion or advice of any such  counsel,  accountants  or other such  Persons and not contrary to this Trust Agreement or any Basic Document.

         Section 6.05.     Not  Acting  in  Individual  Capacity.  Except  as  provided  in  this  Article  VI,  in accepting  the trusts hereby  created  Wilmington  Trust Company acts solely as Owner Trustee  hereunder and not in its individual  capacity,  and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated  by this Trust  Agreement or any Basic  Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 6.06.     Owner  Trustee  Not  Liable  for  Certificates  or  Related   Documents.   The  recitals
contained  herein and in the  Certificates  (other than the  signatures of the Owner  Trustee on the  Certificates)
shall be taken as the  statements  of the  Depositor,  and the Owner  Trustee  assumes  no  responsibility  for the correctness  thereof.  The Owner Trustee makes no  representations  as to the validity or sufficiency of this Trust
Agreement,  of any Basic  Document or of the  Certificates  (other than the  signatures of the Owner Trustee on the
Certificates)  or  the  Notes,  or of  any  Related  Documents.  The  Owner  Trustee  shall  at no  time  have  any responsibility  or liability  with respect to the  sufficiency of the Owner Trust Estate or its ability to generate the payments to be  distributed  to  Certificateholders  under this Trust  Agreement or the  Noteholders  under the
Indenture,  including,  the  compliance  by the  Depositor or the Seller with any warranty or  representation  made under any Basic  Document or in any related  document or the accuracy of any such  warranty or  representation,  or any action of the Certificate  Paying Agent, the Certificate  Registrar or the Indenture  Trustee taken in the name of the Owner Trustee.

         Section 6.07.     Owner Trustee May Own  Certificates  and Notes.  The Owner Trustee in its  individual or any other capacity may become the owner or pledgee of  Certificates  or Notes and may deal with the Depositor,  the
Seller,  the Certificate  Paying Agent, the Certificate  Registrar and the Indenture  Trustee in transactions  with the same rights as it would have if it were not Owner Trustee.

                                                    ARTICLE VII

                                           Compensation of Owner Trustee

         Section 7.01.     Owner  Trustee's  Fees and Expenses.  The Owner  Trustee  shall receive as  compensation for its services  hereunder  such fees as have been  separately  agreed upon before the date hereof,  and the Owner
Trustee shall be reimbursed  for its reasonable  expenses  hereunder and under the Basic  Documents,  including the reasonable  compensation,  expenses and disbursements of such agents,  representatives,  experts and counsel as the
Owner Trustee may reasonably  employ in connection  with the exercise and  performance of its rights and its duties hereunder and under the Basic Documents  which shall be payable by the Master Servicer  pursuant to Section 3.09 of the Servicing Agreement.

         Section 7.02.     Indemnification.  The holder of the majority of the Certificate  Percentage  Interest of the Class SB  Certificates  shall  indemnify,  defend  and hold  harmless  the Owner  Trustee  and its  successors, assigns, agents and servants  (collectively,  the "Indemnified Parties") from and against, any and all liabilities, obligations,  losses,  damages,  taxes, claims,  actions and suits, and any and all reasonable costs,  expenses and disbursements  (including  reasonable  legal fees and  expenses) of any kind and nature  whatsoever  (collectively,
"Expenses")  which may at any time be  imposed  on,  incurred  by, or  asserted  against  the Owner  Trustee or any
Indemnified  Party in any way relating to or arising out of this Trust Agreement,  the Basic  Documents,  the Owner
Trust  Estate,  the  administration  of the Owner  Trust  Estate or the  action or  inaction  of the Owner  Trustee hereunder, provided, that:

                  (a)      the holder of the majority of the Certificate  Percentage  Interest of the  Certificates
shall not be liable for or  required  to  indemnify  an  Indemnified  Party from and  against  Expenses  arising or resulting from the Owner  Trustee's  willful  misconduct,  negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in Section 6.03 expressly made by the Owner Trustee;

                  (b)      with  respect to any such claim,  the  Indemnified  Party shall have given the holder of the majority of the Certificate  Percentage Interest of the Certificates  written notice thereof promptly after the
Indemnified Party shall have actual knowledge thereof;

                  (c)      while  maintaining  control  over its own  defense,  the holder of the  majority  of the
Certificate  Percentage  Interest of the  Certificates  shall consult with the Indemnified  Party in preparing such defense; and

                  (d)      notwithstanding  anything in this Trust  Agreement  to the  contrary,  the holder of the majority of the  Certificate  Percentage  Interest of the  Certificates  shall not be liable for  settlement of any claim by an  Indemnified  Party  entered  into  without  the prior  consent  of the holder of the  majority  of the
Certificate Percentage Interest of the Certificates which consent shall not be unreasonably withheld.

         The  indemnities  contained in this Section  shall survive the  resignation  or  termination  of the Owner
Trustee or the  termination  of this Trust  Agreement.  In the event of any claim,  action or proceeding  for which indemnity will be sought  pursuant to this Section 7.02,  the Owner  Trustee's  choice of legal  counsel,  if other than the legal counsel  retained by the Owner  Trustee in connection  with the execution and delivery of this Trust
Agreement,  shall be subject to the approval of the holder of the majority of the Certificate  Percentage  Interest of the Class SB  Certificates,  which  approval  shall not be  unreasonably  withheld.  In  addition,  upon written notice to the Owner  Trustee and with the consent of the Owner  Trustee  which  consent  shall not be  unreasonably withheld,  the holder of the majority of the Certificate  Percentage  Interest of the Class SB Certificates has the
right to assume the defense of any claim, action or proceeding against the Owner Trustee.

                                                   ARTICLE VIII

                                          Termination of Trust Agreement

         Section 8.01.     Termination  of Trust  Agreement.  (a) This Trust  Agreement  (other  than this  Article
VIII) and the Trust  shall  terminate  and be of no  further  force or effect  upon the  earliest  of (i) the final distribution  of all moneys or other  property or proceeds of the Owner Trust Estate in  accordance  with the terms of the  Indenture  and this Trust  Agreement or (ii) the  purchase by the Master  Servicer of all Home Equity Loans pursuant to Section 8.08 of the Servicing Agreement;  provided,  however,  that in no event shall the trust created hereby  continue  beyond the  expiration  of 21 years from the death of the last  survivor  of the  descendants  of
Joseph  P.  Kennedy,  the late  ambassador  of the  United  States to the  Court of St.  James,  living on the date hereof.  The  bankruptcy,  liquidation,  dissolution,  death or incapacity of any  Certificateholder  shall not (x)
operate  to  terminate  this  Trust  Agreement  or  the  Trust  or  (y)  entitle  such  Certificateholder's   legal
representatives  or heirs to claim an  accounting  or to take any action or proceeding in any court for a partition or  winding  up of all or any part of the Trust or the Owner  Trust  Estate or (z)  otherwise  affect  the  rights, obligations and liabilities of the parties hereto.

         (b)      Except as provided in Section 8.01(a),  neither the Depositor nor any Certificateholder  shall be entitled to revoke or terminate the Trust.

         (c)      Notice  of  any   termination   of  the   Trust,   specifying   the   Payment   Date  upon  which
Certificateholders  shall  surrender their  Certificates  to the Certificate  Paying Agent for payment of the final distribution and cancellation,  shall be given by the Certificate Paying Agent by letter to Certificateholders  and the Credit  Enhancer  mailed  within five  Business  Days of receipt of notice of such  termination  from the Owner
Trustee,  stating (i) the Payment Date upon or with  respect to which final  payment of the  Certificates  shall be made upon  presentation  and surrender of the  Certificates at the office of the  Certificate  Paying Agent therein designated,  (ii) the amount of any such final payment and (iii) that the Record Date otherwise  applicable to such
Payment Date is not applicable,  payments being made only upon  presentation  and surrender of the  Certificates at the office of the  Certificate  Paying  Agent  therein  specified.  The  Certificate  Paying  Agent shall give such
notice  to  the  Owner   Trustee   and  the   Certificate   Registrar   at  the  time  such   notice  is  given  to
Certificateholders.  Upon  presentation  and  surrender of the  Certificates,  the  Certificate  Paying Agent shall cause to be  distributed  to  Certificateholders  amounts  distributable  on such Payment Date  pursuant to Section
5.01.  No such  termination  is  permitted if it would  result in a draw on the Policy  unless the Credit  Enhancer consents in writing.
         In the event that all of the  Certificateholders  shall not surrender their  Certificates for cancellation within six months after the date specified in the above  mentioned  written notice,  the  Certificate  Paying Agent shall give a second  written  notice to the  remaining  Certificateholders  to  surrender  their  Certificates  for cancellation and receive the final  distribution  with respect thereto.  Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the  Certificates  was to have been made pursuant to Section 3.10, all the  Certificates  shall not have been  surrendered for  cancellation, the Certificate  Paying Agent may take  appropriate  steps, or may appoint an agent to take  appropriate  steps, to contact the remaining  Certificateholders  concerning  surrender of their Certificates,  and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust  Agreement.  Any funds  remaining in the Certificate  Distribution  Account after exhaustion of such remedies shall be distributed by the Certificate
Paying Agent to the holder of the majority of the Certificate Percentage Interest of the Certificates.

         (d)      Upon the  winding  up of the  Trust  and its  termination,  the  Owner  Trustee  shall  cause the
Certificate  of Trust to be  cancelled  by filing a  certificate  of  cancellation  with the  Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

                                                    ARTICLE IX

                              Successor Owner Trustees and Additional Owner Trustees

         Section 9.01.     Eligibility  Requirements  for Owner Trustee.  The Owner Trustee shall at all times be a corporation  satisfying the provisions of Section  3807(a) of the Statutory  Trust Statute;  authorized to exercise corporate trust powers;  having a combined  capital and surplus of at least  $50,000,000 and subject to supervision or  examination  by  federal  or state  authorities;  and  having  (or  having a parent  that has)  long-term  debt obligations  with a rating of at least A by Standard & Poor's,  Moody's and/or Fitch Ratings.  If such  corporation shall  publish  reports of condition at least  annually  pursuant to law or to the  requirements  of the  aforesaid supervising  or examining  authority,  then for the purpose of this  Section,  the combined  capital and surplus of such  corporation  shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Owner  Trustee  shall cease to be eligible in accordance  with the provisions of this Section  9.01,  the Owner  Trustee  shall resign  immediately  in the manner and with the effect specified in Section 9.02.

         Section 9.02.     Replacement  of  Owner  Trustee.  The  Owner  Trustee  may at  any  time  resign  and be discharged  from the trusts hereby created by giving 30 days' prior written notice thereof to the Credit  Enhancer, the Indenture  Trustee and the Depositor.  Upon receiving such notice of resignation,  the Indenture  Trustee shall promptly  appoint a successor  Owner Trustee with the consent of the Credit Enhancer which will not be unreasonably withheld,  by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning
Owner  Trustee and one copy to the  successor  Owner  Trustee.  If no successor  Owner  Trustee  shall have been so appointed  and have  accepted  appointment  within 30 days  after the  giving of such  notice of  resignation,  the resigning Owner Trustee may petition any court of competent  jurisdiction  for the appointment of a successor Owner
Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance  with the  provisions of Section
9.01 and shall fail to resign  after  written  request  therefor by the  Indenture  Trustee,  or if at any time the
Owner Trustee  shall be legally  unable to act, or shall be adjudged  bankrupt or  insolvent,  or a receiver of the
Owner  Trustee or of its property  shall be  appointed,  or any public  officer shall take charge or control of the
Owner Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or liquidation,  then the  Indenture  Trustee may and shall at the  direction of the Credit  Enhancer  remove the Owner  Trustee.  If the
Indenture  Trustee shall remove the Owner Trustee under the authority of the immediately  preceding  sentence,  the
Indenture  Trustee shall promptly  appoint a successor  Owner Trustee  acceptable to the Credit Enhancer by written instrument,  in  duplicate,  one copy of which  instrument  shall be  delivered to the  outgoing  Owner  Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and  appointment of a successor Owner Trustee  pursuant to any of the provisions of this Section shall not become  effective until  acceptance of appointment by the successor
Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

         Section 9.03.     Successor  Owner  Trustee.  Any successor  Owner Trustee  appointed  pursuant to Section
9.02 shall  execute,  acknowledge  and deliver to the  Indenture  Trustee and to its  predecessor  Owner Trustee an instrument  accepting such appointment under this Trust Agreement,  and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective,  and such successor Owner Trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations of its predecessor under this Trust  Agreement,  with like effect as if  originally  named as Owner  Trustee.  The  predecessor  Owner
Trustee  shall upon payment of its fees and expenses  deliver to the  successor  Owner  Trustee all  documents  and statements and monies held by it under this Trust  Agreement;  and the predecessor  Owner Trustee shall execute and deliver such  instruments  and do such other things as may  reasonably be required for fully and certainly  vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor  Owner Trustee shall accept  appointment  as provided in this Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon acceptance of appointment by a successor  Owner Trustee  pursuant to this Section 9.03, the Indenture
Trustee shall mail notice thereof to all  Certificateholders,  the Credit Enhancer,  the Noteholders and the Rating
Agencies.  If the  Indenture  Trustee  shall  fail to mail such  notice  within 10 days  after  acceptance  of such appointment  by the successor  Owner Trustee,  the successor  Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

         Section 9.04.     Merger or  Consolidation  of Owner Trustee.  Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the Owner Trustee shall be a party,  or any Person  succeeding to all or  substantially all of the corporate  trust business of the Owner Trustee,  shall be the successor of the Owner Trustee  hereunder, without the  execution  or filing of any  instrument  or any further act on the part of any of the parties  hereto, anything herein to the contrary  notwithstanding;  provided, that such Person shall be eligible pursuant to Section
9.01 and,  provided,  further,  that the Owner  Trustee  shall mail notice of such merger or  consolidation  to the
Rating Agencies.

         Section 9.05.     Appointment  of Co-Trustee or Separate  Trustee.  Notwithstanding  any other  provisions of this Trust  Agreement,  at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction in which any part of the Owner Trust  Estate may at the time be located,  the Owner  Trustee  shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons to act as  co-trustee,  jointly with the
Owner Trustee,  or as separate  trustee or trustees,  of all or any part of the Owner Trust Estate,  and to vest in such Person,  in such capacity,  such title to the Trust or any part thereof and,  subject to the other  provisions of this Section, such powers,  duties,  obligations,  rights and trusts as the Owner Trustee may consider necessary or  desirable.  No co-trustee or separate  trustee under this Trust  Agreement  shall be required to meet the terms of eligibility  pursuant to Section 9.01 and no notice of the  appointment  of any  co-trustee or separate  trustee shall be required pursuant to Section 9.03.

         Each separate  trustee and co-trustee  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a)      All rights,  powers,  duties and obligations conferred or imposed upon the Owner Trustee shall be conferred  upon and  exercised or performed by the Owner Trustee and such  separate  trustee or co-trustee  jointly
(it being  understood  that such separate  trustee or co-trustee is not  authorized to act  separately  without the
Owner  Trustee  joining in such  act),  except to the extent  that under any law of any  jurisdiction  in which any particular  act or acts are to be performed,  the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including  the holding of title to the
Owner Trust Estate or any portion  thereof in any such  jurisdiction)  shall be exercised and  performed  singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (b)      No  trustee  under  this  Trust  Agreement  shall be  personally  liable  by reason of any act or omission of any other trustee under this Trust Agreement; and

         (c)      The Owner  Trustee may at any time accept the  resignation  of or remove any separate  trustee or co-trustee.

         Any notice,  request or other  writing  given to the Owner  Trustee  shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them. Every instrument appointing  any separate  trustee or  co-trustee  shall refer to this Trust  Agreement  and the  conditions of this
Article IX. Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Owner Trustee or separately,  as may be  provided  therein,  subject to all the  provisions  of this Trust  Agreement,  specifically including  every  provision of this Trust  Agreement  relating to the conduct of,  affecting  the  liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee.

         Any  separate  trustee  or  co-trustee  may at any  time  appoint  the  Owner  Trustee  as  its  agent  or attorney-in-fact  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this Trust  Agreement on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies and trusts  shall  vest in and be  exercised  by the  Owner  Trustee,  to the  extent  permitted  by law,  without  the appointment of a new or successor co-trustee or separate trustee.

                                                     ARTICLE X

                                                   Miscellaneous

         Section 10.01.    Amendments.  (a) This Trust  Agreement  may be amended  from time to time by the parties hereto as specified in this Section 10.01,  with the prior written  consent of the Credit  Enhancer,  provided that any amendment,  except as provided in  subparagraph  (e) below,  be  accompanied  by an Opinion of Counsel,  to the
Owner Trustee and the Credit  Enhancer,  to the effect that such amendment (i) complies with the provisions of this
Section and (ii) will not cause the Trust to be subject to an entity level tax.

         (b)      If the purpose of the amendment  (as detailed  therein) is to deal with any matter not covered in this Trust Agreement  (i.e., to give effect to the intent of the parties),  it shall not be necessary to obtain the consent of any Holders,  but the Owner Trustee and the Credit  Enhancer  shall be furnished  with (A) a letter from the Rating  Agencies  that the  amendment  will not result in the  downgrading  or  withdrawal  of the rating  then assigned to any  Security if  determined  without  regard to the Policy and (B) an Opinion of Counsel to the effect that such action will not  adversely  affect in any  material  respect the  interests  of any Holders or the Credit
Enhancer, and the consent of the Credit Enhancer shall be obtained.

         (c)      If the purpose of the  amendment  is to prevent the  imposition  of any federal or state taxes at any time that any Security is  outstanding  (i.e.,  technical  in nature),  it shall not be necessary to obtain the consent  of any  Holder,  but the Owner  Trustee  and the Credit  Enhancer  shall be  furnished  with an Opinion of
Counsel that such  amendment is necessary or helpful to prevent the  imposition of such taxes and is not materially adverse to any Holder or the Credit Enhancer and the consent of the Credit Enhancer shall be obtained.

         (d)      If the purpose of the  amendment  is to add or  eliminate  or change any  provision  of the Trust
Agreement  other than as  contemplated  in (b) and (c) above,  the  amendment  shall require (A) the consent of the
Credit  Enhancer  and an  Opinion  of  Counsel to the effect  that such  action  will not  adversely  affect in any material  respect the  interests of any Holders or the Credit  Enhancer and (B) either (a) a letter from the Rating
Agency that the  amendment  will not result in the  downgrading  or  withdrawal  of the rating then assigned to any
Security if  determined  without  regard to the Policy or (b) the consent of Holders of  Certificates  evidencing a majority of the Certificate Percentage Interest of the Certificates and the Indenture Trustee;  provided,  however, that no such  amendment  shall (i) reduce in any manner  the amount of, or delay the timing of,  payments  received that are required to be distributed on any  Certificate  without the consent of the related  Certificateholder  and the Credit Enhancer,  or (ii) reduce the aforesaid  percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

         (e)      If the  purpose of the  amendment  is to provide for the  holding of any of the  Certificates  in book-entry  form,  it shall require the consent of Holders of all such  Certificates  then  outstanding;  provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

         (f)      If the  purpose of the  amendment  is to provide  for the  issuance  of  additional  certificates representing  an  interest in the Trust,  it shall not be  necessary  to obtain the consent of any Holder,  but the
Owner  Trustee and the Credit  Enhancer  shall be furnished  with (A) an Opinion of Counsel to the effect that such action will not adversely  affect in any material  respect the interests of any Holders or the Credit  Enhancer and
(B) a letter from the Rating  Agencies that the amendment  will not result in the  downgrading or withdrawal of the rating then assigned to any  Security,  if  determined  without  regard to the Policy and the consent of the Credit
Enhancer shall be obtained.

         (g)      Promptly  after the execution of any such  amendment or consent,  the Owner Trustee shall furnish written  notification  of the  substance of such  amendment  or consent to each  Certificateholder,  the  Indenture
Trustee,  the Credit  Enhancer  and each of the  Rating  Agencies.  It shall not be  necessary  for the  consent of
Certificateholders  or the Indenture  Trustee  pursuant to this Section 10.01 to approve the particular form of any proposed  amendment or consent,  but it shall be sufficient  if such consent  shall approve the substance  thereof.
The manner of obtaining  such consents  (and any other  consents of  Certificateholders  provided for in this Trust
Agreement  or in any other  Basic  Document)  and of  evidencing  the  authorization  of the  execution  thereof by
Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         (h)      In  connection  with the  execution  of any  amendment  to any  agreement to which the Trust is a party,  other than this Trust Agreement,  the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such  amendment is  authorized  or permitted by the  documents  subject to such amendment and that all conditions  precedent in the Basic Documents for the execution and delivery  thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

         Promptly after the execution of any amendment to the  Certificate of Trust,  the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

         Section 10.02.    No Legal  Title to Owner  Trust  Estate.  The  Certificateholders  shall not have  legal title to any part of the Owner Trust  Estate.  The  Certificateholders  shall be entitled to receive  distributions with respect to their  undivided  beneficial  interest  therein only in  accordance  with  Articles V and VIII.  No transfer,  by operation of law or otherwise,  of any right, title or interest of the  Certificateholders  to and in their  ownership  interest in the Owner Trust Estate shall operate to terminate this Trust  Agreement or the trusts hereunder or entitle any  transferee  to an  accounting  or to the transfer to it of legal title to any part of the
Owner Trust Estate

         Section 10.03.    Limitations  on Rights of Others.  Except  for  Section  2.07,  the  provisions  of this
Trust  Agreement  are solely for the benefit of the Owner  Trustee,  the  Depositor,  the  Certificateholders,  the
Credit Enhancer and, to the extent  expressly  provided  herein,  the Indenture  Trustee and the  Noteholders,  and nothing in this Trust Agreement (other than Section 2.07),  whether express or implied,  shall be construed to give to any other  Person  any legal or  equitable  right,  remedy  or claim in the  Owner  Trust  Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

         Section 10.04.    Notices.  (a) Unless  otherwise  expressly  specified or permitted by the terms  hereof, all notices  shall be in writing and shall be deemed  given upon  receipt,  if to the Owner  Trustee,  addressed to
Wilmington  Trust  Company,  Corporate  Trust  Administration,  Rodney  Square  North,  1100 North  Market  Street,
Wilmington,  Delaware  19890,  Attention:  Corporate  Trust  Administration;  if to  the  Depositor,  addressed  to
Residential  Funding  Mortgage  Securities  II, Inc.,  8400  Normandale  Lake  Boulevard,  Suite 250,  Minneapolis,
Minnesota 55437; if to the Credit Enhancer,  addressed to MBIA Insurance Corporation,  113 King Street, Armonk, New
York  10504;  if to the Rating  Agencies,  addressed  to  Standard & Poor's  Ratings  Services,  a division  of The
McGraw-Hill Companies,  Inc., 55 Water Street, New York, New York 10041 Attention:  Structured Finance Department -
MBS or, as to each party,  at such other address as shall be  designated by such party in a written  notice to each other party.

         (b)      Any  notice  required  or  permitted  to be  given  to a  Certificateholder  shall  be  given  by first-class  mail,  postage  prepaid,  at the  address of such  Holder as shown in the  Certificate  Register.  Any notice so mailed within the time prescribed in this Trust  Agreement  shall be  conclusively  presumed to have been duly given, whether or not the Certificateholder receives such notice.

         (c)      A copy of any notice  delivered to the Owner  Trustee or the Trust shall also be delivered to the
Depositor.

         Section 10.05.    Severability.   Any   provision  of  this  Trust   Agreement   that  is   prohibited  or
unenforceable  in any  jurisdiction  shall,  as to  such  jurisdiction,  be  ineffective  to  the  extent  of  such prohibition or unenforceability  without  invalidating the remaining provisions hereof, and any such prohibition or unenforceability  in any  jurisdiction  shall not  invalidate or render  unenforceable  such provision in any other jurisdiction.

         Section 10.06.    Separate  Counterparts.  This Trust  Agreement may be executed by the parties  hereto in separate  counterparts,  each  of  which  when so  executed  and  delivered  shall  be an  original,  but all  such counterparts shall together constitute but one and the same instrument.

         Section 10.07.    Successors  and Assigns.  All  representations,  warranties,  covenants  and  agreements contained  herein shall be binding upon, and inure to the benefit of, each of the Depositor,  the Owner Trustee and its successors and each  Certificateholder  and its successors and permitted  assigns,  all as herein  provided and the  Credit  Enhancer.  Any  request,  notice,  direction,  consent,  waiver  or other  instrument  or  action by a
Certificateholder shall bind the successors and assigns of such Certificateholder.

         Section 10.08.    No  Petition.  The Owner  Trustee,  by  entering  into  this  Trust  Agreement  and each
Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time institute against  the  Depositor  or the  Trust,  or join in any  institution  against  the  Depositor  or the Trust of, any bankruptcy  proceedings  under any United States federal or state  bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the Basic Documents.

         Section 10.09.    No Recourse.  Each  Certificateholder by accepting a Certificate  acknowledges that such
Certificateholder's  Certificates  represent  beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor,  the Seller, the Owner Trustee,  the Indenture Trustee or any Affiliate thereof and no  recourse  may be had  against  such  parties  or their  assets,  except  as may be  expressly  set forth or contemplated in this Trust Agreement, the Certificates or the Basic Documents.

         Section 10.10.    Headings.   The  headings  of  the  various   Articles  and  Sections   herein  are  for
convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.11.    GOVERNING LAW. THIS TRUST  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF
THE STATE OF DELAWARE,  WITHOUT  REFERENCE  TO ITS  CONFLICT OF LAW  PROVISIONS,  AND THE  OBLIGATIONS,  RIGHTS AND
REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.12.    Integration.  This Trust Agreement  constitutes  the entire  agreement among the parties hereto  pertaining to the subject matter hereof and supersedes all prior  agreements and  understanding  pertaining thereto.

         Section 10.13.    Rights of Credit  Enhancer.  (a) By accepting  its Class SB  Certificate,  each Class SB
Certificateholder  agrees that unless a Credit Enhancer  Default  exists,  the Credit Enhancer shall have the right to exercise all rights of the Class SB  Certificateholders  under this Agreement without any further consent of the
Class SB  Certificateholders.  Nothing in this  Section,  however,  shall alter or modify in any way, the fiduciary obligations  of the Owner  Trustee to the Class SB  Certificateholders  pursuant to this  Agreement,  or create any fiduciary  obligation of the Owner Trustee to the Credit  Enhancer.  The Credit Enhancer is an express  third-party beneficiary to this Agreement.

         (b)      From and after the date on which the Notes are no longer  outstanding  under the Indenture and no amounts  are owed to the Credit  Enhancer  pursuant  to the terms of the  Insurance  Agreement,  including  but not limited to,  amounts  owed to the Credit  Enhancer in respect of draws made on the Policy and for unpaid  premiums, the Credit  Enhancer shall have no rights or benefits  hereunder and all references to the Credit  Enhancer in this
Trust Agreement shall be disregarded.

                                                    ARTICLE XI

                                           COMPLIANCE WITH REGULATION AB

         Section 11.01.    Intent of the Parties;  Reasonableness  . The Depositor and Wilmington  acknowledge  and agree that the purpose of this Article XI is to  facilitate  compliance  by the  Depositor  with the  provisions of
Regulation AB and related rules and  regulations of the  Commission.  The Depositor shall not exercise its right to request  delivery of information  or other  performance  under these  provisions  other than in good faith,  or for purposes  other than  compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations of the
Commission  under the Securities Act and the Exchange Act.  Wilmington  acknowledges  that  interpretations  of the requirements  of  Regulation  AB may  change  over time,  whether  due to  interpretive  guidance  provided  by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with  reasonable  requests  made by the  Depositor in good faith for delivery of  information  under  these  provisions  on the basis of  evolving  interpretations  of  Regulation  AB.
Wilmington  shall cooperate in good faith with any reasonable  request by the Depositor for  information  regarding
Wilmington that is necessary or required, in the reasonable,  good faith determination of the Depositor,  to permit the Depositor to comply with the provisions of Regulation AB.

         Section 11.02.    Additional Representations and Warranties of Wilmington.

         (a)      Wilmington  shall be deemed to represent  and warrant to the  Depositor as of the date hereof and on each date on which  information  is  provided to the  Depositor  under  Sections 11.01,  11.02(b) or 11.03 that, except as  disclosed  in writing to the  Depositor  prior to such  date:  (i) it is not aware and has not  received notice that any default,  early  amortization or other  performance  triggering  event has occurred as to any other
Securitization  Transaction due to any default of Wilmington;  (ii) there are no aspects of its financial condition that could have a material  adverse  effect on the  performance  by it of its trustee  obligations  under the Trust
Agreement  or any other  Securitization  Transaction  as to which it is the  trustee;  (iii)  there are no material legal or  governmental  proceedings  pending  (or known to be  contemplated)  against it that would be  material to
Noteholders;  (iv) there are no  relationships  or  transactions  (as described in Item 1119(b) of  Regulation  AB)
relating  to  Wilmington  with  respect  to the  Depositor  or any  sponsor,  issuing  entity,  servicer,  trustee, originator,  significant  obligor,  enhancement or support provider or other material transaction party (as each of such  terms are used in  Regulation  AB)  relating  to the  Securitization  Transaction  contemplated  by the Trust
Agreement,  as identified by the  Depositor to Wilmington in writing as of the Closing Date (each,  a  "Transaction
Party")  that are  outside  the  ordinary  course of  business or on terms other than would be obtained in an arm's length  transaction  with an  unrelated  third  party,  apart  from the  Securitization  Transaction,  and that are material  to the  investors'  understanding  of the  Certificates;  and  (v)  Wilmington  is not an  affiliate  (as contemplated by Item 1119(a) of Regulation AB) of any  Transaction  Party.  The Depositor  shall notify  Wilmington of any change in the identity of a  Transaction  Party after the Closing Date at least five (5) Business Days prior to January 31 of each calendar year.

         (b)      If so requested by the  Depositor  on any date  following  the Closing  Date,  Wilmington  shall, within five  Business  Days  following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this Section or, if any such  representation  and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the Depositor.  Any such request from the Depositor  shall not be given more than once each  calendar  quarter,  unless the  Depositor  shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

         Section 11.03.    Information to Be Provided by Wilmington.

         (a)      For so long as the  Notes  are  outstanding,  for  the  purpose  of  satisfying  the  Depositor's reporting  obligation  under the Exchange Act with respect to any class of Notes,  Wilmington  shall provide to the
Depositor a written  description of (i) the  commencement  of, a material  development  in or, if  applicable,  the termination of, any and all legal proceedings  against  Wilmington or any and all proceedings of which any property of Wilmington is the subject,  that would be material to  Noteholders;  and (ii) any such  proceedings  known to be contemplated by governmental  authorities  that would be material to Noteholders.  Wilmington shall also notify the
Depositor,  in writing,  as promptly as practicable  following  notice to or discovery by a Responsible  Officer of
Wilmington of any material  changes to proceedings  described in the preceding  sentence.  In addition,  Wilmington will  furnish to the  Depositor,  in  writing,  the  necessary  disclosure  regarding  Wilmington  describing  such proceedings  required to be disclosed  under Item 1117 of  Regulation  AB, for  inclusion in reports filed by or on behalf of the  Depositor  pursuant  to the  Exchange  Act.  The  Depositor  will  allow  Wilmington  to review  any disclosure  relating to material  litigation against Wilmington prior to filing such disclosure with the Commission to the extent the  Depositor  changes the  information  provided by  Wilmington.  Any  descriptions  required  with respect to legal proceedings,  as well as updates to previously provided descriptions,  under this Section 11.03(a)
shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the relevant event occurs.

         (b)      For so long as the  Notes  are  outstanding,  for  the  purpose  of  satisfying  the  Depositor's reporting  obligation  under the Exchange Act with respect to any class of Notes,  Wilmington  shall, no later than
January 31 of each  calendar  year,  (i) provide to the  Depositor  such  information  regarding  Wilmington  as is required for the purpose of compliance with Item 1119 of Regulation AB;  provided,  however,  Wilmington  shall not be required to provide such  information in the event that there has been no change to the  information  previously provided by Wilmington to the Depositor;  and (ii) as promptly as practicable  following  notice to or discovery by a Responsible  Officer of  Wilmington of any changes to such  information,  provide to the  Depositor,  in writing, such updated  information.  Such information shall include,  at a minimum, a description of any affiliation between
Wilmington  and  any of  the  following  parties  to  the  Securitization  Transaction  contemplated  by the  Trust
Agreement,  as such parties and their  affiliates are identified to Wilmington by the Depositor in connection  with the closing of each  Securitization  Transaction or, if there has been a change in any such party, as such party is identified by the  Depositor in a written  notice to Wilmington at least five (5) Business Days prior to January 31 of each calendar year:

         (1)      the sponsor;

         (2)      any depositor;

         (3)      the issuing entity;

         (4)      any servicer;

         (5)      any other trustee;

         (6)      any originator;

         (7)      any significant obligor;

         (8)      any enhancement or support provider; and

         (9)      any other material party related to any Securitization Transaction.

         In addition,  Wilmington shall provide a description of whether there is, and if so the general  character of, any business  relationship,  agreement,  arrangement,  transaction or understanding  between Wilmington and any above-listed  party that is entered into  outside the  ordinary  course of business or is on terms other than would be  obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart  from  the  Securitization
Transaction  contemplated by the Trust  Agreement,  that currently exists or that existed during the past two years and that is material to an investor's understanding of the Notes.

         (c)      As of the  related  Payment  Date with  respect to each  Report on Form 10-D with  respect to the
Notes filed by or on behalf of the  Depositor,  and as of March 15 preceding the date each Report on Form 10-K with respect  to the  Notes is  filed,  Wilmington  shall be  deemed  to  represent  and  warrant  that any  information previously  provided by  Wilmington  under this  Article XI is  materially  correct and does not have any  material omissions unless Wilmington has provided an update to such information.

         Section 11.04.    Indemnification; Remedies.

         (a)      Wilmington shall indemnify the Depositor,  each affiliate of the Depositor,  Residential  Funding and each affiliate of Residential  Funding,  and the respective present and former directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them  harmless  from and against any claims,  losses, liabilities (including  penalties),  actions,  suits,  judgments,  demands,  damages, costs and expenses (including reasonable  fees and expenses of attorneys  or, as  necessary,  consultants  and auditors and  reasonable  costs of investigations) that any of them may sustain arising out of or based upon:

                                    (i)(A)  any untrue  statement  of a material  fact  contained  or alleged to be contained in any  information,  report,  certification  or other material  provided under Sections 11.01,  11.02 or
11.03 of this Article XI by or on behalf of Wilmington  (collectively,  the "Wilmington  Information"),  or (B) the omission  or  alleged  omission  to state in  Wilmington  Information  a  material  fact  required  to be stated in
Wilmington  Information or necessary in order to make the  statements  therein,  in the light of the  circumstances under which they were made, not misleading; or

                                    (ii)    any  failure  by  Wilmington  to  deliver  any   information,   report,
certification or other material when and as required under Sections 11.02 and 11.03.

         (b)      In the  case of any  failure  of  performance  described  in  clause  (ii) of  Section  11.04(a),
Wilmington shall (i) promptly  reimburse the Depositor for all costs reasonably  incurred by the Depositor in order to obtain the  information,  report,  certification  or other  material not delivered by Wilmington as required and
(ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

         (c)      The Depositor and Residential  Funding shall indemnify  Wilmington,  each affiliate of Wilmington and the respective  present and former  directors,  officers,  employees and agents of  Wilmington,  and shall hold each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines,  forfeitures,  legal fees and expenses  and  related  costs,  judgments,  and any other  costs,  fees and  expenses  that any of them may sustain arising out of or based upon (i) any  untrue  statement of a material fact  contained or alleged to be contained in any  information  provided by or on behalf of the  Depositor  or  Residential  Funding for  inclusion in any report filed with  Commission  under the  Exchange  Act  (collectively,  the "RFC  Information"),  or (ii) the omission or alleged  omission to state in the RFC  Information a material fact required to be stated in the RFC  Information or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading.

         (d)      Notwithstanding  any  provision in this Section  11.04 to the  contrary,  the parties  agree that none of Wilmington,  the Depositor or  Residential  Funding shall be liable to the other for any  consequential  or punitive damages whatsoever,  whether in contract,  tort (including negligence and strict liability),  or any other legal or equitable  principle;  provided,  however,  that such  limitation  shall not be applicable with respect to third party claims made against a party.

         IN WITNESS  WHEREOF,  the  Depositor  and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     RESIDENTIAL FUNDING MORTGAGE
                                                     SECURITIES II, INC.

                                                     By:      /s/Heather Anderson
                                                            Name: Heather Anderson
                                                            Title: Vice President

                                                     WILMINGTON TRUST COMPANY, not
                                                     in its individual capacity but solely as
                                                     Owner Trustee, except with respect
                                                     to the representations and warranties
                                                     contained in Section 6.03 hereof,

                                                     By:    /s/Robert J. Perkins
                                                            Name: Robert J. Perkins
                                                            Title:  Sr. Financial Services Officer

Acknowledged and Agreed:

JPMORGAN CHASE BANK, N.A.
Indenture Trustee, as Certificate
Registrar and Certificate
Paying Agent

By:    /s/Joanne Murray
       Name: Joanne Murray
       Title:  Assistant Vice President

                                                     EXHIBIT A

                                           FORM OF CLASS SB CERTIFICATE

                  THIS  CLASS SB  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT OF  PAYMENT  TO THE TERM  NOTES  AND THE
VARIABLE FUNDING NOTES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

                  THIS CLASS SB  CERTIFICATE  IS ISSUED IN THE PERCENTAGE  INTEREST SET FORTH BELOW;  HOWEVER,  THE
PERCENTAGE  INTEREST OF THIS  CERTIFICATE MAY CHANGE IN ACCORDANCE  WITH SECTION 3.12 OF THE AGREEMENT.  THE HOLDER
OF THIS CLASS SB CERTIFICATE  HEREBY  CONSENTS TO ANY CHANGE IN ITS CERTIFICATE  PERCENTAGE  INTEREST IN ACCORDANCE
WITH SUCH SECTION.

                  THIS CLASS SB  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF
1933,  AS  AMENDED,  OR THE  SECURITIES  LAWS OF ANY  STATE  AND MAY NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS
REGISTERED  PURSUANT  TO SUCH  ACT AND  LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH  ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  LAWS AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF
SECTION 3.05 OF THE AMENDED AND RESTATED TRUST AGREEMENT ("THE AGREEMENT").

                  NO TRANSFER OF THIS CLASS SB CERTIFICATE  SHALL BE MADE UNLESS THE  CERTIFICATE  REGISTRAR  SHALL
HAVE RECEIVED  EITHER (I) A  REPRESENTATION  LETTER FROM THE  TRANSFEREE OF THIS CLASS SB CERTIFICATE TO THE EFFECT
THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED  TRANSACTION  RESTRICTIONS
AND THE FIDUCIARY  RESPONSIBILITY  REQUIREMENTS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA"),  OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED  (THE  "CODE"),  ANY PERSON  ACTING,
DIRECTLY OR  INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN  ASSETS,"  WITHIN THE MEANING OF THE
DEPARTMENT OF LABOR REGULATIONS SECTION 2510.3-101,  TO ACQUIRE THIS CLASS SB CERTIFICATE,  OF ANY SUCH PLAN (EACH,
A "PLAN  INVESTOR")  OR (II) IF THIS CLASS SB  CERTIFICATE  IS  PRESENTED  FOR  REGISTRATION  IN THE NAME OF A PLAN
INVESTOR,  AN  OPINION  OF  COUNSEL TO THE EFFECT  THAT THE  PURCHASE  OR HOLDING OF THIS CLASS SB  CERTIFICATE  IS
PERMISSIBLE  UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED  TRANSACTION  UNDER SECTION 406 OF
ERISA OR SECTION 4975 OF THE CODE (OR  COMPARABLE  PROVISIONS OF ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT
THE DEPOSITOR,  THE OWNER TRUSTEE, THE MASTER SERVICER OR THE CERTIFICATE  REGISTRAR TO ANY OBLIGATION OR LIABILITY
IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

                  THE  TRANSFEREE  OF THIS  CLASS  SB  CERTIFICATE  SHALL  BE  SUBJECT  TO  UNITED  STATES  FEDERAL
WITHHOLDING  TAX  UNLESS THE  CERTIFICATE  REGISTRAR  SHALL  HAVE  RECEIVED A  CERTIFICATE  OF  NON-FOREIGN  STATUS
CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

                  THIS CLASS SB  CERTIFICATE  DOES NOT REPRESENT AN INTEREST IN OR  OBLIGATION  OF THE SELLER,  THE
DEPOSITOR,  THE MASTER SERVICER,  THE INDENTURE TRUSTEE,  THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE  AFFILIATES,
EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Certificate No. 1

Cut-off Date:
July 1, 2006

Date of Trust Agreement:
July 28, 2006

First Payment Date:                                  Certificate Percentage Interest of
August 25, 2006                                      this Certificate:  100%

Assumed Final Payment Date:
July 25, 2036

                                        HOME EQUITY LOAN-BACKED CERTIFICATE
                                                 SERIES 2006-HSA4

                  evidencing  a  fractional  undivided  interest in the Owner Trust  Estate,  the property of which consists  primarily  of the Home  Equity  Loans,  created by  RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES  II,  INC.
(hereinafter  called the  "Depositor,"  which term  includes any successor  entity under the Agreement  referred to below).

                  This Class SB Certificate  is payable solely from the assets of the Owner Trust Estate,  and does not  represent an  obligation  of or interest in the  Depositor,  the Seller,  the Master  Servicer,  the Indenture
Trustee,  the Owner Trustee or GMAC Mortgage Group, Inc. or any of their  affiliates.  This Class SB Certificate is not  guaranteed or insured by any  governmental  agency or  instrumentality  or by the Depositor,  the Seller,  the
Master  Servicer,  the  Indenture  Trustee,  the  Owner  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of  their affiliates.  None of the Depositor,  the Seller,  the Master Servicer,  the Indenture  Trustee,  the Owner Trustee,
GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This  certifies  that  Pramwave  & Co.  is the  registered  owner of the  Certificate  Percentage
Interest  evidenced by this Class SB Certificate  (as set forth on the face hereof) in certain  distributions  with respect to the Owner Trust Estate,  consisting  primarily of the Home Equity Loans,  created by Residential Funding
Mortgage  Securities  II, Inc. The Trust (as defined  herein) was created  pursuant to a Trust  Agreement  dated as specified  above (as amended and  supplemented  from time to time,  the  "Agreement")  between  the  Depositor  and
Wilmington  Trust Company,  as owner trustee (the "Owner  Trustee," which term includes any successor  entity under the Agreement),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Class SB
Certificate  is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which
Agreement the Holder of this Class SB  Certificate  by virtue of the  acceptance  hereof  assents and by which such
Holder is bound.

                  Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day  immediately  following  (the  "Payment  Date"), commencing on the first Payment Date  specified  above,  to the Person in whose name this Class SB  Certificate  is registered  at the close of business on the last day (or if such last day is not a Business  Day,  the Business Day immediately  preceding  such last day) of the  month  immediately  preceding  the month of such  distribution  (the
"Record  Date"),  in an amount equal to the pro rata portion  evidenced by this Class SB Certificate  (based on the
Certificate  Percentage  Interest  stated on the face  hereon)  of the  Certificate  Distribution  Amount,  if any, required  to be  distributed  to Holders of  Certificates  on such  Payment  Date.  Distributions  on this Class SB
Certificate  will be made as provided in the  Agreement by the  Certificate  Paying Agent by wire transfer or check mailed to the  Certificateholder  of record in the Certificate  Register  without the  presentation or surrender of this Class SB Certificate or the making of any notation hereon.

                  Except  as  otherwise  provided  in the  Agreement  and  notwithstanding  the  above,  the  final distribution  on this Class SB  Certificate  will be made after due notice by the  Certificate  Paying Agent of the pendency of such  distribution and only upon  presentation and surrender of this Class SB Certificate at the office or agency  maintained  by the  Certificate  Registrar  for that  purpose  in the City and  State of New  York.  The initial  Security  Balance of this Class SB  Certificate  is set forth above.  The Security  Balance hereof will be reduced to the extent of the distributions allocable to principal.

                  No transfer  of this Class SB  Certificate  will be made unless such  transfer is exempt from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in  accordance  with  said  Act and  laws.  In the  event  that  such a  transfer  is to be  made,  (i) the
Certificate  Registrar or the Depositor  may require an opinion of counsel  acceptable to and in form and substance satisfactory  to the  Certificate  Registrar  and the  Depositor  that  such  transfer  is exempt  (describing  the applicable  exemption and the basis  therefor) from or is being made pursuant to the  registration  requirements of the Securities Act of 1933, as amended,  and of any applicable  statute of any state and (ii) the transferee  shall execute an  investment  letter in the form  described in the Agreement and (iii) the  Certificate  Registrar  shall require  the  transferee  to execute an  investment  letter and a  Certificate  of  Non-Foreign  Status in the form described by the Agreement (or if a Certificate  of  Non-Foreign  Status is not provided,  an Opinion of Counsel as described in the  Agreement),  which  investment  letter and  certificate or Opinion of Counsel shall not be at the expense of the Trust,  the Owner Trustee,  the Certificate  Registrar or the Depositor.  The Holder hereof desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trust,  the Owner Trustee,  the Depositor, the Master Servicer and the Certificate  Registrar  against any liability that may result if the transfer is not so exempt or is not made in accordance  with such federal and state laws. In connection  with any such  transfer,  the
Certificate  Registrar (unless  otherwise  directed by the Depositor) will also require either (i) a representation letter,  in the form as  described by the  Agreement,  stating that the  transferee  is not an employee  benefit or other plan subject to the prohibited  transaction  restrictions  or the fiduciary  responsibility  requirements  of
ERISA or Section 4975 of the Code,  any person acting,  directly or  indirectly,  on behalf of any such plan or any
Person  using  the  "plan  assets,"  within  the  meaning  of the  Department  of Labor  regulations  at 29  C.F.R.
ss.2510.3-101,  of any such plan to effect  such  acquisition  (each,  a "Plan  Investor")  or (ii) if this  Class SB
Certificate  is presented  for  registration  in the name of a Plan  Investor,  an opinion of counsel to the effect that the  purchase  or  holding  of this  Class SB  Certificate  is  permissible  under  applicable  law,  will not constitute  or result in a  prohibited  transaction  under  Section  406 of ERISA or  Section  4975 of the Code (or
comparable  provisions of any subsequent  enactments)  and will not subject the Depositor,  the Owner Trustee,  the
Master  Servicer or the  Certificate  Registrar to any  obligation or liability in addition to those  undertaken in the Agreement.

                  This Class SB Certificate is one of a duly authorized  issue of  Certificates  designated as Home
Equity Loan-Backed  Certificates of the Series specified hereon (herein  collectively  called the  "Certificates").
All terms used in this Class SB  Certificate  which are defined in the Agreement  shall have the meanings  assigned to them in the Agreement.

                  The Certificateholder,  by its acceptance of this Class SB Certificate,  agrees that it will look solely to the funds on deposit in the  Certificate  Distribution  Account that have been  released from the Lien of the  Indenture  for  payment  hereunder  and that  neither the Owner  Trustee in its  individual  capacity  nor the
Depositor is personally  liable to the  Certificateholders  for any amount  payable under this Class SB Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  The  Holder of this  Class SB  Certificate  acknowledges  and  agrees  that its rights to receive distributions  in  respect of this Class SB  Certificate  are  subordinated  to the  rights of the  Noteholders  as described in the Indenture,  dated as of July 28, 2006,  between Home Equity Loan Trust 2006-HSA4 (the "Trust") and
JPMorgan Chase Bank, N.A., as Indenture Trustee (the "Indenture").

                  Each  Certificateholder,  by its  acceptance  of a  Certificate,  covenants  and agrees that such
Certificateholder  will not at any time institute  against the Depositor or the Trust,  or join in any  institution against the Depositor or the Trust of, any  bankruptcy,  reorganization,  arrangement,  insolvency  or  liquidation proceedings,  or other  proceedings  under  any  United  States  federal  or state  bankruptcy  or  similar  law in connection  with any  obligations  relating  to the  Certificates,  the Notes,  the  Agreement  or any of the Basic
Documents.

                  The Agreement  permits the amendment  thereof as specified below,  provided that any amendment be accompanied  by the  consent of the Credit  Enhancer  and an Opinion of Counsel to the Owner  Trustee to the effect that such  amendment  complies  with the  provisions of the Agreement and will not cause the Trust to be subject to an entity  level tax. If the purpose of the  amendment  is to correct any  mistake,  eliminate  any  inconsistency, cure any  ambiguity  or deal with any matter not  covered,  it shall not be  necessary to obtain the consent of any
Holder,  but the Owner Trustee and the Credit  Enhancer shall be furnished  with a letter from the Rating  Agencies that the  amendment  will not result in the  downgrading  or withdrawal of the rating then assigned to any Security if  determined  without  regard to the Policy and the  consent of the Credit  Enhancer  shall be  obtained.  If the purpose of the  amendment is to prevent the  imposition of any federal or state taxes at any time that any Security is  outstanding,  it shall not be  necessary  to obtain the  consent of any Holder,  but the Owner  Trustee and the
Credit  Enhancer  shall be  furnished  with an Opinion of Counsel  that such  amendment  is necessary or helpful to prevent the  imposition of such taxes and is not  materially  adverse to any Holder or the Credit  Enhancer and the consent of the Credit  Enhancer  shall be  obtained.  If the purpose of the  amendment  is to add or  eliminate  or change any  provision of the  Agreement,  other than as specified in the  preceding  two  sentences,  the amendment shall require either (a) a letter from the Rating  Agencies that the amendment  will not result in the  downgrading or withdrawal of the rating then assigned to any Security,  if determined  without  regard to the Policy or (b) the consent of Holders of a majority of the  Certificate  Percentage  Interests of the  Certificates  and the Indenture
Trustee;  provided,  however,  that no such  amendment  shall (i)  reduce in any manner the amount of, or delay the time of,  payments  received  that are required to be  distributed  on any  Certificate  without the consent of the related  Certificateholder  and the Credit  Enhancer,  or (ii) reduce the aforesaid  percentage of Certificates the
Holders of which are  required  to consent to any such  amendment  without  the  consent of the Holders of all such
Certificates then outstanding.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Class SB  Certificate  is  registerable  in the  Certificate  Register  upon  surrender  of this  Class SB
Certificate  for  registration of transfer at the offices or agencies of the  Certificate  Registrar  maintained in the City and State of New York,  accompanied  by a written  instrument  of  transfer  in form  satisfactory  to the
Certificate  Registrar  duly executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same aggregate  Certificate
Percentage  Interest will be issued to the  designated  transferee.  The initial  Certificate  Registrar  appointed under the Agreement is the Indenture Trustee.

                  Except  as  provided  in  the  Agreement,   the   Certificates   are  issuable  only  in  minimum
denominations of a 10.0000%  Certificate  Percentage  Interest and in integral  multiples of a 0.0001%  Certificate
Percentage  Interest in excess  thereof.  As provided in the Agreement and subject to certain  limitations  therein set forth, the Certificates  are  exchangeable  for new Certificates of authorized  denominations,  as requested by the Holder  surrendering  the same.  This Class SB Certificate  is issued in the  Certificate  Percentage  Interest above;  however,  the  Certificate  Percentage  Interest of this Class SB Certificate may change in accordance with
Section  3.12 of the  Agreement.  The  Holder of this Class SB  Certificate  hereby  consents  to any change in its
Certificate Percentage Interest in accordance with such Section.

                  No service charge will be made for any such  registration of transfer or exchange,  but the Owner
Trustee or the  Certificate  Registrar may require  payment of a sum  sufficient  to cover any tax or  governmental charge payable in connection therewith.

                  The Owner Trustee,  the Certificate Paying Agent, the Certificate  Registrar and any agent of the
Owner Trustee,  the Certificate Paying Agent, or the Certificate  Registrar may treat the Person in whose name this
Class SB  Certificate  is  registered  as the owner hereof for all  purposes,  and none of the Owner  Trustee,  the
Certificate  Paying  Agent,  the  Certificate  Registrar  or any such agent  shall be affected by any notice to the contrary.

                  This Class SB Certificate  shall be governed by and construed in accordance  with the laws of the
State of Delaware.

                  The  obligations  created by the Agreement in respect of the  Certificates  and the Trust created thereby  shall  terminate  upon the  earliest  of (i) the final  distribution  of all moneys or other  property  or proceeds of the Owner Trust Estate in  accordance  with the terms of the  Indenture  and the  Agreement or (ii) the purchase by the Master Servicer of all Home Equity Loans pursuant to Section 8.08 of the Servicing Agreement.

                  Unless the  certificate  of  authentication  hereon  shall have been  executed  by an  authorized officer of the Owner Trustee, or an authenticating  agent by manual signature,  this Class SB Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN  WITNESS  WHEREOF,  the Owner  Trustee,  on  behalf  of the  Trust  and not in its  individual capacity, has caused this Class SB Certificate to be duly executed.

                                                     HOME EQUITY LOAN TRUST 2006-HSA4

                                                     By:   WILMINGTON TRUST COMPANY,
                                                           not in its individual capacity but solely as Owner
                                                           Trustee

Dated:  July 28, 2006                                By:  _________________________________
                                                           Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

                                                           WILMINGTON TRUST COMPANY,
                                                            not in its individual capacity
                                                            but solely as Owner Trustee

                                                     By: ______________________________
                                                            Authorized Signatory

                                                     or JPMORGAN CHASE BANK, N.A.,
                                                     not in its individual capacity but solely,
                                                     as Authenticating Agent of the Trust

Dated: July 28, 2006

                                                     By: ______________________________
                                                           Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE___________________________________

_____________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

____________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________________________________to  transfer said  Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:__________________________

                                                       _____________________________________*/
                                                           Signature Guaranteed:

                                                      ____________________________*/

_________________

*/ NOTICE:  The  signature  to this  assignment  must  correspond  with the name as it appears upon the face of the within  Certificate in every particular,  without  alteration,  enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to

for the account of   _________________________ , account number ______________, or, if mailed by check, to ______________.

         Applicable statements should be mailed to __________________.

                                                     ______________________________
                                                     Signature of assignee or agent
                                                     (for authorization of wire transfer only)

                                                     EXHIBIT B
                                              TO THE TRUST AGREEMENT

                                               CERTIFICATE OF TRUST

                                                        OF

                                         HOME EQUITY LOAN TRUST 2006-HSA4

         THIS  Certificate  of Trust of Home Equity Loan Trust  2006-HSA4  (the "Trust") is being duly executed and filed by Wilmington Trust company,  a Delaware  banking  corporation,  as owner trustee,  to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Css.3801 et seq.).

         1.       Name:  The name of the statutory trust formed hereby is Home Equity Loan Trust 2006-HSA4.

         2.       Delaware  Trustee:  The  name and business address of the owner trustee of the Trust in the State of Delaware is Wilmington  Trust  Company,  Rodney Square North,  1100 North Market  Street,  Wilmington,  Delaware
19890-0001, Attention: Corporate Trust Administration.

         3.       Effective  Date:  This  Certificate of Trust shall be effective upon filing with the Secretary of
State.

                  IN WITNESS  WHEREOF,  the  undersigned,  being the sole owner trustee of the Trust,  has executed this Certificate of Trust.

                                                     WILMINGTON TRUST COMPANY,
                                                     as owner trustee

                                                     By:   ______________________________
                                                           Name:
                                                           Title:

                                                     EXHIBIT C

                                   [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                              Description of Rule 144A Securities, including numbers:
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________
                                           (the "Rule 144A Securities")

                  The undersigned  seller, as registered  holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

                  1. In  connection  with such  transfer and in accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the Seller hereby  certifies the following  facts:  Neither the Seller nor anyone  acting on its behalf  has  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the Rule 144A
Securities,  any interest in the Rule 144A  Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A
Securities  or any other similar  security  from,  or otherwise  approached or negotiated  with respect to the Rule
144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a distribution of the Rule 144A Securities  under the Securities Act of 1933, as amended  (the "1933  Act"),  or that would  render the  disposition  of the Rule 144A  Securities a violation of
Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the Seller has not offered the Rule
144A Securities to any person other than the Buyer or another  "qualified  institutional  buyer" as defined in Rule
144A under the 1933 Act.

                  2. The  Buyer  warrants  and  represents  to,  and  covenants  with,  the Owner  Trustee  and the
Depositor (as defined in the Amended and Restated  Trust  Agreement  (the  "Agreement"))  dated as of July 28, 2006 between  Residential  Funding  Mortgage  Securities II, Inc., as Depositor and Wilmington  Trust Company,  as Owner
Trustee  pursuant to Section 3.05 of the  Agreement,  and JPMorgan  Chase Bank,  N.A.,  as  indenture  trustee,  as follows:

                  a. The Buyer  understands  that the Rule 144A Securities have not been registered  under the 1933
Act or the securities laws of any state.

                  b. The Buyer considers  itself a substantial,  sophisticated  institutional  investor having such knowledge and  experience in financial and business  matters that it is capable of evaluating  the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been  furnished with all  information  regarding the Rule 144A  Securities  that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicer.

                  d. Neither the Buyer nor anyone  acting on its behalf has  offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar security  to, or  solicited  any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A
Securities,  any interest in the Rule 144A Securities or any other similar  security from, or otherwise  approached or  negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other similar security with, any person in any manner, or made any general  solicitation by means of general  advertising or in any other  manner,  or taken  any  other  action,  that  would  constitute  a  distribution  of the Rule 144A
Securities  under the 1933 Act or that would  render the  disposition  of the Rule 144A  Securities  a violation of
Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act, nor has it  authorized  or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a  "qualified  institutional  buyer" as that term is  defined  in Rule 144A under the 1933 Act and has completed  either of the forms of  certification  to that effect attached hereto as Annex 1 or
Annex 2. The Buyer is aware that the sale to it is being made in  reliance  on Rule  144A.  The Buyer is  acquiring the Rule 144A Securities for its own account or the accounts of other qualified  institutional buyers,  understands that such Rule 144A Securities may be resold,  pledged or transferred only (i) to a person  reasonably  believed to be a  qualified  institutional  buyer  that  purchases  for  its own  account  or for the  account  of a  qualified institutional  buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule
144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  3.  The Buyer represents that:

                  (i)      either (a) or (b) is satisfied, as marked below:

                           a.       The Buyer is not any employee  benefit plan or other plan subject to Title 1 of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or the Internal Revenue Code of 1986, as amended (the "Code") (each,  a "Plan"),  a Person  acting,  directly or  indirectly,  on behalf of a Plan or any
Person  acquiring  such  Certificates  with "plan  assets" of a Plan within the meaning of the  Department of Labor regulation promulgated at 29 C.F.R.ss.2510.3-101; or

                             b.     The Buyer has  provided  the  Depositor,  the Owner  Trustee,  the  Certificate
Registrar and the Master  Servicer with an opinion of counsel,  satisfactory  to the Depositor,  the Owner Trustee, the  Certificate  Registrar and the Master  Servicer,  to the effect that the purchase and holding of a Certificate by or on behalf of the Buyer is  permissible  under  applicable  law, will not constitute or result in a prohibited transaction  under Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent enactments)  and will not subject  the  Depositor,  the Owner  Trustee,  the  Certificate  Registrar  or the Master
Servicer  to any  obligation  or  liability  (including  liabilities  under  ERISA or Section  4975 of the Code) in addition  to those  undertaken  in the Trust  Agreement,  which  opinion of counsel  shall not be an expense of the
Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; and

                  (ii)     the  Buyer is  familiar  with the  prohibited  transaction  restrictions  and  fiduciary responsibility  requirements  of Sections  406 and 407 of ERISA and Section 4975 of the Code and  understands  that each of the  parties to which this  certification  is made is relying and will  continue to rely on the  statements made in this paragraph 3.

                  4. This  document  may be  executed  in one or more  counterparts  and by the  different  parties hereto on  separate  counterparts,  each of which,  when so  executed,  shall be  deemed  to be an  original;  such counterparts, together, shall constitute one and the same document.

                  Capitalized  terms used herein that are not otherwise  defined  shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of July 28, 2006, between the Trust and the Indenture Trustee.

                  IN WITNESS  WHEREOF,  each of the parties  has  executed  this  document as of the date set forth below.

Print Name of Seller                                         Print Name of Buyer

By:                                                          By:
     Name:                                                        Name:
     Title:                                                      Title:

Taxpayer Identification:                                     Taxpayer Identification:

No.                                                          No.

Date:                                                        Date:

                                               ANNEX 1 TO EXHIBIT C

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

                  1. As indicated below,  the undersigned is the President,  Chief Financial  Officer,  Senior Vice
President or other executive officer of the Buyer.

                  2. In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer"
as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule  144A")  because (i) the Buyer owned
and/or invested on a discretionary basis $______________________(1) in   securities   (except   for  the   excluded
securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

Corporation,  etc.  The  Buyer is a  corporation  (other  than a bank,  savings  and loan  association  or  similar institution),  Massachusetts  or similar  business  trust,  partnership,  or charitable  organization  described in
Section 501(c)(3) of the Internal Revenue Code.

Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is supervised by the
State or territorial  banking  commission or similar official or is a foreign bank or equivalent  institution,  and
(b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial  statements,  a copy of which is attached hereto.

Savings and Loan.  The Buyer (a) is a savings and loan  association,  building  and loan  association,  cooperative bank,  homestead  association  or similar  institution,  which is  supervised  and  examined  by a State or Federal authority  having  supervision  over any  such  institutions  or is a  foreign  savings  and  loan  association  or equivalent  institution  and (b) has an audited net worth of at least  $25,000,000  as  demonstrated  in its latest annual financial statements.

Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

Insurance  Company.  The Buyer is an insurance  company  whose  primary and  predominant  business  activity is the writing of  insurance or the  reinsuring  of risks  underwritten  by  insurance  companies  and which is subject to supervision by the insurance  commissioner or a similar  official or agency of a State or territory or the District of Columbia.

State or Local Plan. The Buyer is a plan  established  and maintained by a State,  its political  subdivisions,  or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

ERISA  Plan.  The Buyer is an  employee  benefit  plan  within the  meaning of Title I of the  Employee  Retirement
Income Security Act of 1974.

Investment Adviser.   The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

____________________
(1) Buyer must own and/or invest on a discretionary  basis at least  $100,000,000  in securities  unless Buyer is a dealer,  and,  in that  case,  Buyer  must own  and/or  invest on a  discretionary  basis at least  $10,000,000  in securities

SBIC. The Buyer is a Small Business  Investment  Company licensed by the U.S. Small Business  Administration  under
Section 301(c) or (d) of the Small Business Investment Act of 1958.

Business  Development  Company.  The Buyer is a business  development  company as defined in Section  202(a)(22) of the Investment Advisers Act of 1940.

Trust  Fund.  The Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and whose  participants  are exclusively  (a) plans  established  and  maintained  by a State,  its  political  subdivisions,  or any  agency or instrumentality  of the State or its  political  subdivisions,  for the benefit of its  employees,  or (b) employee benefit plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974, but is not a
trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

                  3.       The term  "securities"  as used herein does not include (i)  securities  of issuers that are affiliated  with the Buyer,  (ii)  securities  that are part of an unsold  allotment to or  subscription by the
Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and certificates of deposit,  (iv) loan  participations,
(v)  repurchase  agreements,  (vi)  securities  owned but subject to a  repurchase  agreement  and (vii)  currency, interest rate and commodity swaps.

                  4.       For purposes of determining  the aggregate  amount of securities  owned and/or  invested on a  discretionary  basis by the  Buyer,  the  Buyer  used the cost of such  securities  to the  Buyer and did not include any of the  securities  referred to in the preceding  paragraph.  Further,  in  determining  such aggregate amount,  the  Buyer  may  have  included  securities  owned  by  subsidiaries  of  the  Buyer,  but  only  if  such subsidiaries  are  consolidated  with the Buyer in its financial  statements  prepared in accordance with generally accepted  accounting  principles  and if the  investments  of such  subsidiaries  are  managed  under  the  Buyer's direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

                  5.       The Buyer  acknowledges  that it is  familiar  with Rule 144A and  understands  that the seller to it and other  parties  related to the Rule 144A  Securities  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___       ___     Will the Buyer be purchasing the Rule 144A
Yes       No      Securities only for the Buyer's own account?

                  6.       If the answer to the  foregoing  question is "no",  the Buyer agrees that, in connection with any  purchase  of  securities  sold to the Buyer for the  account of a third  party  (including  any  separate account) in reliance on Rule 144A,  the Buyer will only  purchase for the account of a third party that at the time is a  "qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer agrees that the
Buyer  will not  purchase  securities  for a third  party  unless the Buyer has  obtained a current  representation letter from such third party or taken  other  appropriate  steps  contemplated  by Rule 144A to conclude  that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

                  7.       The Buyer will  notify each of the  parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A
Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By: __________________________________
                                                            Name:
                                                            Title:

                                                     Date:

                                               ANNEX 2 TO EXHIBIT C

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

                  The  undersigned  hereby  certifies  as  follows  in  connection  with the Rule  144A  Investment
Representation to which this Certification is attached:

                  1. As indicated  below,  the  undersigned is the  President,  Chief  Financial  Officer or Senior
Vice President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule
144A under the Securities  Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment  Companies (as defined below), is such an officer of the Adviser.

                  2. In  connection  with  purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment  company  registered  under the Investment  Company
Act of 1940, and (ii) as marked below,  the Buyer alone,  or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000  in  securities  (other than the  excluded  securities  referred to below) as of the end of the
Buyer's most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the Buyer or the
Buyer's Family of Investment Companies, the cost of such securities was used.

____              The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being  calculated  in  accordance  with
Rule 144A).

____              The  Buyer  is  part  of  a  Family  of  Investment   Companies  which  owned  in  the  aggregate
$______________ in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3.       The term "Family of Investment  Companies"  as used herein means two or more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated  (by virtue of being majority owned  subsidiaries  of the same parent or because one investment  adviser is a majority owned subsidiary of the other).

                  4.       The term  "securities"  as used herein does not include (i)  securities  of issuers that are affiliated  with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and  certificates of deposit,  (iii) loan  participations,  (iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5.       The Buyer is familiar with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in  reliance  on Rule  144A.  In  addition,  the Buyer will only  purchase  for the
Buyer's own account.

                  6.       The undersigned  will notify each of the parties to which this  certification is made of any changes in the  information  and  conclusions  herein.  Until such  notice,  the Buyer's  purchase of Rule 144A
Securities  will  constitute  a  reaffirmation  of this  certification  by the  undersigned  as of the date of such purchase.

                                                     ________________________________________
                                                          Print Name of Buyer

                                                     By:  _____________________________________
                                                           Name:
                                                           Title:

                                                     IF AN ADVISER:

                                                     _________________________________________
                                                     Print Name of Buyer

                                                     Date:

                                                     EXHIBIT D

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                           _________________ , 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002
Attention:  Institutional Trust Services/Structured Finance Services

                  Re:      Home Equity Loan-Backed Certificates
                           Series 2006-HSA4

Ladies and Gentlemen:
                        ______________________(the "Purchaser") intends to purchase from __________________________
 (the "Seller") a ___% Certificate  Percentage  Interest of Certificates of Series 2006-HSA4 (the  "Certificates"),
issued  pursuant to the Amended and Restated Trust  Agreement (the "Trust  Agreement"),  dated as of July 28, 2006, between  Residential  Funding  Mortgage  Securities II, Inc. as depositor (the  "Depositor")  and Wilmington  Trust
Company,  as owner trustee (the "Owner  Trustee"),  as  acknowledged  and agreed by JPMorgan  Chase Bank,  N.A., as
Certificate  Registrar.  All terms used herein and not  otherwise  defined shall have the meanings set forth in the
Trust  Agreement.  The Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

                  1.       The  Purchaser  understands  that  (a) the  Certificates  have  not been and will not be registered or qualified  under the Securities Act of 1933, as amended (the "Act") or any state  securities law, (b)
the Depositor is not required to so register or qualify the  Certificates,  (c) the Certificates may be resold only if registered and qualified  pursuant to the provisions of the Act or any state  securities law, or if an exemption from such  registration and qualification is available,  (d) the Trust Agreement  contains  restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2.       The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in  connection  with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.       The Purchaser is (a) a substantial,  sophisticated  institutional  investor  having such knowledge  and  experience  in financial  and business  matters,  and, in  particular,  in such matters  related to securities  similar to the  Certificates,  such that it is capable of evaluating the merits and risks of investment in the  Certificates,  (b) able to bear the economic risks of such an investment  and (c) an "accredited  investor"
within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4.       The Purchaser  has been  furnished  with,  and has had an  opportunity  to review (a) [a copy of the Private Placement  Memorandum,  dated _______,  20__, relating to the Certificates (b)] a copy of the Trust Agreement and [b] [c] such other  information  concerning the  Certificates,  the Home Equity
         Loans and the  Depositor as has been  requested by the  Purchaser  from the Depositor or the Seller and is relevant to the  Purchaser's  decision to purchase the  Certificates.  The Purchaser has had any questions arising from such review  answered by the Depositor or the Seller to the  satisfaction  of the  Purchaser.
         [If the  Purchaser  did not  purchase  the  Certificates  from the Seller in  connection  with the initial distribution of the  Certificates  and was provided with a copy of the Private  Placement  Memorandum (the
         "Memorandum")  relating to the original sale (the "Original  Sale") of the  Certificates by the Depositor,
         the Purchaser  acknowledges  that such  Memorandum  was provided to it by the Seller,  that the Memorandum was prepared by the Depositor  solely for use in  connection  with the Original Sale and the Depositor did not  participate  in or facilitate in any way the purchase of the  Certificates  by the Purchaser from the
         Seller,  and the  Purchaser  agrees that it will look solely to the Seller and not to the  Depositor  with respect to any damage,  liability,  claim or expense arising out of,  resulting from or in connection with
         (a)  error  or  omission,  or  alleged  error  or  omission,  contained  in the  Memorandum,  or  (b)  any information, development or event arising after the date of the Memorandum.]

                  5. The  Purchaser  has not and will not nor has it  authorized or will it authorize any person to
(a) offer, pledge,  sell, dispose of or otherwise transfer any Certificate,  any interest in any Certificate or any other  similar  security  to any  person  in any  manner,  (b)  solicit  any  offer to buy or to  accept a  pledge, disposition of other transfer of any  Certificate,  any interest in any  Certificate or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate with respect to any Certificate,  any interest in any Certificate or any other similar security with any person in any manner,  (d) make any general  solicitation by means of  general  advertising  or in any  other  manner or (e) take any  other  action,  that (as to any of (a)
through (e) above)  would  constitute  a  distribution  of any  Certificate  under the Act,  that would  render the disposition  of any  Certificate  a violation  of Section 5 of the Act or any state  securities  law, or that would require  registration or qualification  pursuant thereto.  The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                  6. The Purchaser represents:

                      (i)  that either (a) or (b) is satisfied, as marked below:

                           ____     a.      The  Purchaser is not any  employee  benefit plan or other plan subject to Title 1 of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or the Internal Revenue
Code of 1986, as amended (the "Code") (each, a "Plan"),  a Person  acting,  directly or indirectly,  on behalf of a
Plan or any Person  acquiring such  Certificates  with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R.ss.2510.3-101; or

                           ____     b.      The  Purchaser  has  provided the  Depositor,  the Owner  Trustee,  the
Certificate  Registrar  and the Master  Servicer with an opinion of counsel,  satisfactory  to the  Depositor,  the
Owner Trustee,  the Certificate  Registrar and the Master Servicer,  to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible  under  applicable law, will not constitute or result in a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions of any subsequent  enactments) and will not subject the Depositor,  the Owner Trustee,  the  Certificate  Registrar or
the Master  Servicer to any  obligation  or  liability  (including  liabilities  under ERISA or Section 4975 of the
Code) in addition to those undertaken in the Trust  Agreement,  which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; and

                  (ii) the  Purchaser  is familiar  with the  prohibited  transaction  restrictions  and  fiduciary responsibility  requirements  of Sections  406 and 407 of ERISA and Section 4975 of the Code and  understands  that each of the  parties to which this  certification  is made is relying and will  continue to rely on the  statements made in this paragraph 6.

                  7. The  Purchaser is acquiring the  Certificate  for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition;

                  8. The Purchaser is not a  partnership,  grantor trust or S  corporation  for federal  income tax purposes,  or, if the Purchaser is a partnership,  grantor trust or S corporation  for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                  9.  The Purchaser is not a non-United States person.

                                                     Very truly yours,

                                                     By:  _______________________________
                                                            Name:
                                                            Title:

                                                     EXHIBIT E

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

                                            ___________________, 20

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002
Attention:  Institutional Trust Services/Structured Finance Services

                  Re:      Home Equity  Loan-Backed Certificates
                           Series 2006-HSA4

Ladies and Gentlemen:

                          _________________________(the "Purchaser") intends to purchase _________________________
 the "Seller") a ___% Certificate  Percentage Interest of [Certificates] of Series 2006-HSA4 (the  "Certificates"),
issued  pursuant to the Amended and Restated Trust  Agreement (the "Trust  Agreement"),  dated as of July 28, 2006, between  Residential  Funding  Mortgage  Securities II, Inc. as depositor (the  "Depositor")  and Wilmington  Trust
Company,  as owner trustee (the "Owner  Trustee"),  as  acknowledged  and agreed by JPMorgan  Chase Bank,  N.A., as
Certificate  Registrar.  All terms used herein and not  otherwise  defined shall have the meanings set forth in the
Trust  Agreement.  The Seller hereby  certifies,  represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

         Neither  the Seller  nor  anyone  acting on its behalf has (a)  offered,  pledged,  sold,  disposed  of or otherwise  transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c)
has otherwise  approached or negotiated  with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising  or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above)
would  constitute a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth  in the  foregoing  sentence  with  respect  to any  Certificate.  The  Seller  has not and  will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                                     Very truly yours,

                                                     By:__________________________________
                                                           Name:
                                                           Title

                                                     EXHIBIT F

                                         CERTIFICATE OF NON-FOREIGN STATUS

         This  Certificate  of  Non-Foreign  Status  ("certificate")  is delivered  pursuant to Section 3.05 of the
Amended and  Restated  Trust  Agreement,  dated as of July 28, 2006 (the "Trust  Agreement"),  between  Residential
Funding Mortgage  Securities II, Inc., as depositor and Wilmington Trust Company,  as Owner Trustee,  in connection with the  acquisition  of,  transfer  to or  possession  by the  undersigned,  whether  as  beneficial  owner  (the
"Beneficial  Owner"),  or nominee on behalf of the Beneficial  Owner of the Home Equity  Loan-Backed  Certificates,
Series  2006-HSA4  (the  "Certificates").  Capitalized  terms  used but not  defined in this  certificate  have the respective meanings given them in the Trust Agreement.

         Each  holder  must  complete  Part I, Part II (if the  holder  is a  nominee),  and in all cases  sign and otherwise complete Part III.

         In addition, each holder shall submit with the Certificates an IRS Form W-9 relating to such holder.

         To confirm to the Trust that the  provisions  of Sections  871, 881 or 1446 of the  Internal  Revenue Code
(relating  to  withholding  tax on  foreign  partners)  do not  apply in  respect  of the  Certificate  held by the undersigned, the undersigned hereby certifies:

Part I - Complete Either A or B

         A.       Individual as Beneficial Owner

                  1.       I am (The  Beneficial  Owner is ) not a non-resident  alien for purposes of U.S.  income taxation;

                  2.       My (The Beneficial Owner's) name and home address are:

                            __________________________________________________________; and

                  3.       My (The  Beneficial  Owner's)  U.S.  taxpayer  identification  number  (Social  Security
Number) is _________________________________________.

         B.       Corporate, Partnership or Other Entity as Beneficial - Owner

                  1.    _________________________(Name   of  the   Beneficial   Owner)   is   not  a   foreign
corporation,  foreign  partnership,  foreign  trust or foreign  estate (as those  terms are defined in the Code and
Treasury Regulations;

                  2.       The Beneficial Owner's office address and place of incorporation (if applicable) is
; and

                  3.       The Beneficial Owner's U.S. employer identification number is
                           ___________________________________.

Part II - Nominees

         If the  undersigned  is the  nominee  for the  Beneficial  Owner,  the  undersigned  certifies  that  this certificate has been made in reliance upon information contained in:

                            an IRS Form W-9

                            a form such as this or substantially similar

provided to the undersigned by an appropriate  person and (i) the  undersigned  agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes  obsolete,  and (ii) in connection with change in Beneficial  Owners,  the  undersigned  agrees to submit a new  Certificate  of  Non-Foreign  Status to the Trust
promptly after such change.

Part III -        Declaration

         The undersigned,  as the Beneficial  Owner or a nominee  thereof,  agrees to notify the Trust within sixty
(60) days of the date that the Beneficial  Owner becomes a foreign person.  The undersigned  understands  that this certificate  may be  disclosed  to the  Internal  Revenue  Service by the Trust and any false  statement  contained therein could be punishable by fines, imprisonment or both.

         Under  penalties  of  perjury,  I declare  that I have  examined  this  certificate  and to the best of my knowledge  and belief it is true,  correct and complete  and will  further  declare that I will inform the Trust of any change in the information  provided above, and, if applicable,  I further declare that I have the authority* to sign this document.

Name:______________________________

Title (if applicable):____________________

Signature and Date:_____________________

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                                     EXHIBIT G

                                        FORM OF ERISA REPRESENTATION LETTER

                                                              _____________, 200__

Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

[CERTIFICATE REGISTRAR]

                  Re:      Residential Funding Mortgage Securities II, Inc.
                           Home Equity Loan-Backed Certificates, Series 2006-HSA4

Dear Sirs:

         __________________________________  (the "Transferee") intends to acquire from  _____________________ (the
"Transferor") a ___%  Certificate  Percentage  Interest of Residential  Funding  Mortgage  Securities II, Inc. Home
Equity  Loan-Backed  Certificates,  Series  2006-HSA4  (the  "Certificates"),  issued  pursuant  to an Amended  and
Restated  Trust  Agreement  (the  "Trust  Agreement")  dated  July 28,  2006  among  Residential  Funding  Mortgage
Securities  II,  Inc.,  as  depositor  (the  "Depositor")  and  Wilmington  Trust  Company,  as trustee (the "Owner
Trustee").  Capitalized  terms used herein and not otherwise  defined shall have the meanings  assigned  thereto in the Trust Agreement.

         The  Transferee  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor,  the
Owner Trustee, the Certificate Registrar and the Master Servicer that either:

         (1)      The  Certificates  (i) are not being  acquired by, and will not be  transferred  to, any employee benefit  plan within the  meaning of Section  3(3) of the  Employee  Retirement  Income  Security  Act of 1974,  as
amended ("ERISA"), or other retirement arrangement,  including individual retirement accounts and annuities,  Keogh plans and bank  collective  investment  funds and  insurance  company  general or  separate  accounts in which such plans,  accounts or  arrangements  are  invested,  that is subject to Section  406 of ERISA or Section  4975 of the
Internal  Revenue  Code of 1986,  as amended  (the "Code")  (any of the  foregoing,  a "Plan"),  (ii) are not being acquired with "plan assets" of a Plan within the meaning of the  Department  of Labor ("DOL")  Regulations  Section
2510.3-101,  and (iii) will not be  transferred  to any entity that is deemed to be investing in plan assets within the meaning of the DOL Regulations Section 2510.3-101; or

         (2)      The  Transferee  is  familiar  with  the  prohibited   transaction   restrictions  and  fiduciary
responsibility  requirements  of Sections  406 and 407 of ERISA and Section 4975 of the Code and  understands  that each of the  parties to which this  certification  is made is relying and will  continue to rely on the  statements made herein.

                                                     Very truly yours,

                                                     By:  ___________________________________
                                                             Name:
                                                             Title

                                                     EXHIBIT H

                                           FORM OF REPRESENTATION LETTER

                                                              _____________, 200__

Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

[CERTIFICATE REGISTRAR]

                           Re:      Residential Funding Mortgage Securities II, Inc.
                                    Home Equity Loan-Backed Certificates, Series 2006-HSA4

Dear Sirs:

         __________________________________  (the "Transferee") intends to acquire from  _____________________ (the
"Transferor")  a ___%  Certificate  Percentage  Interest of  Residential  Mortgage  Securities II, Inc. Home Equity
Loan-Backed  Certificates,  Series 2006-HSA4 (the "Certificates"),  issued pursuant to a Amended and Restated Trust
Agreement (the "Trust  Agreement") dated July 28, 2006 among Residential  Funding Mortgage  Securities II, Inc., as depositor (the  "Depositor")  and Wilmington Trust Company,  as trustee (the "Owner  Trustee").  Capitalized  terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

         The  Transferee  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor,  the
Owner Trustee, the Certificate Registrar and the Master Servicer that:

         (1)      the  Transferee  is acquiring  the  Certificate  for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and

         (2)      the  Transferee  is not a  partnership,  grantor trust or S  corporation  for federal  income tax purposes,  or, if the Transferee is a partnership,  grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                                                     Very truly yours,

                                                     By:_________________________________
                                                           Name:
                                                           Title: